                           SELIGMAN PORTFOLIOS, INC.

                      Statement of Additional Information
                                  May 1, 2006

                                100 Park Avenue
                           New York, New York 10017

                                (212) 850-1864
                      Toll Free Telephone: (800) 221-2783

This Statement of Additional Information ("SAI") expands upon and supplements the information contained in the current Prospectus of Seligman Portfolios, Inc. (the "Fund"), dated May 1, 2006, offering Class 1 shares for each of Seligman Capital Portfolio, Seligman Cash Management Portfolio, Seligman Common Stock Portfolio, Seligman Communications and Information Portfolio, Seligman Global Technology Portfolio, Seligman International Growth Portfolio, Seligman Investment Grade Fixed Income Portfolio, Seligman Large-Cap Value Portfolio and Seligman Smaller-Cap Value Portfolio, three separate Prospectuses, each dated May 1, 2006, also offering Class 1 shares for Seligman Communications and Information Portfolio, Seligman Global Technology Portfolio and Seligman Smaller-Cap Value Portfolio, and four separate Prospectuses, each dated May 1, 2006, offering Class 2 shares for Seligman Capital Portfolio, Seligman Communications and Information Portfolio, Seligman Global Technology Portfolio and Seligman Smaller-Cap Value Portfolio. Each of the Portfolios named above is referred to as a "Portfolio" and collectively, such Portfolios are referred to as the "Portfolios", each a separate portfolio of the Fund. This SAI, although not in itself a Prospectus, is incorporated by reference into each of the Portfolio's Prospectuses in its entirety. It should be read in conjunction with each of the Portfolio's Prospectuses, which you may obtain by writing or calling the Fund at the above address or telephone numbers.

The financial statements and notes included in the Fund's Annual Report, which includes the Report of Independent Registered Public Accounting Firm thereon, are incorporated herein by reference. The Annual Report will be furnished to you without charge if you request a copy of this SAI.

The website references in this SAI are inactive textual references and information contained in or otherwise accessible through these websites does not form a part of this SAI.

                               Table of Contents

      Fund History....................................................  2
      Description of the Fund and its Investments and Risks...........  2
      Management of the Fund.......................................... 14
      Control Persons and Principal Holders of Securities............. 22
      Investment Advisory and Other Services.......................... 24
      Portfolio Managers.............................................. 30
      Brokerage Allocation, Portfolio Transactions and Other Practices 39
      Capital Stock and Other Securities.............................. 40
      Purchase, Redemption, and Pricing of Shares..................... 41
      Taxation of the Fund............................................ 43
      Underwriters.................................................... 44
      Calculation of Yield and Performance Data....................... 45
      Financial Statements............................................ 47
      General Information............................................. 47
      Appendix A...................................................... 48

SPIA

                                 Fund History

The Fund was incorporated under the laws of the state of Maryland on June 24, 1987 under the name Seligman Mutual Benefit Portfolios, Inc. The Fund's name was changed to Seligman Portfolios, Inc. on April 15, 1993.

             Description of the Fund and its Investments and Risks

Classification

The Fund is a diversified open-end management investment company, or mutual fund, which consists of the following nine separate Portfolios:

Seligman Capital Portfolio                         Seligman International Growth Portfolio
Seligman Cash Management Portfolio                 Seligman Investment Grade Fixed Income Portfolio
Seligman Common Stock Portfolio                    Seligman Large-Cap Value Portfolio
Seligman Communications and Information Portfolio  Seligman Smaller-Cap Value Portfolio
Seligman Global Technology Portfolio

Shares in the Fund's Portfolios are only being offered to: (1) separate accounts ("Accounts") established by participating insurance companies to fund benefits of variable annuity and variable life insurance contracts ("Contracts") and (2) with respect to Class 2 shares of Seligman Communications and Information Portfolio, certain domestic 401(k) plans with plan assets in excess of $300,000,000 or a minimum investment of $20,000,000, and retirement plans with at least 200 employees or a minimum investment of $3,000,000 ("Qualified Plans or Plans"). The Accounts may invest in shares of the Portfolios in accordance with allocation instructions received from the owners of the Contracts. A more detailed description of such allocation rights and information on how to purchase or surrender a Contract, as well as any sales charges and other expenses imposed by Contracts on their owners can be found in the separate prospectuses and disclosure documents issued by the participating insurance companies and those accompanying each Portfolio's Prospectus. Qualified Plans may invest in Class 2 shares of Seligman Communications and Information Portfolio in accordance with applicable law and their own governing documents. Participants of such Plans are encouraged to consult with their plan administrators for additional information. The Fund reserves the right to reject any order for the purchase of shares of the Fund's Portfolios.

Investment Strategies and Risks

The Prospectuses discuss the investment objectives of each of the Fund's Portfolios and the policies each Portfolio employs to achieve its investment objectives. The following information regarding the Fund's Portfolios' investment policies supplements the information contained in the Prospectuses.

Convertible Bonds. Each Portfolio, other than Seligman Cash Management Portfolio, may purchase convertible bonds. Convertible bonds are convertible at a stated exchange rate or price into common stock. Before conversion, convertible securities are similar to non-convertible debt securities in that they provide a steady stream of income with generally higher yields than an issuer's equity securities. The market value of all debt securities, including convertible securities, tends to decline as interest rates increase and to increase as interest rates decline. In general, convertible securities may provide lower interest or dividend yields than non-convertible debt securities of similar quality, but they may also allow investors to benefit from increases in the market price of the underlying common stock. When the market price of the underlying common stock increases, the price of the convertible security tends to reflect the increase. When the market price of the underlying common stock declines, the convertible security tends to trade on the basis of yield, and may not depreciate to the same extent as the underlying common stock. In an issuer's capital structure, convertible securities are senior to common stocks. They are therefore of higher quality and involve less risk than the issuer's common stock, but the extent to which risk is reduced depends largely on the extent to which the convertible security sells above its value as a fixed-income security. In selecting convertible securities for a Portfolio, such factors as economic and business conditions involving the issuer, future earnings growth potential of the issuer, potential for price appreciation of the underlying equity, the value of individual securities relative to other investment alternatives, trends in the determinants of corporate profits, and capability of management are considered. In evaluating a convertible security, emphasis is placed on the attractiveness of the underlying common stock and the capital appreciation opportunities that the convertible security presents. Convertible securities can be callable or redeemable at the issuer's discretion, in which case alternative investments would be sought. The Portfolios may invest in debt securities convertible into equity securities rated as low as "CC" by Standard & Poor's Ratings Services ("S&P") or "Ca" by Moody's Investors Service ("Moody's"). Debt securities rated below investment-grade (frequently referred to as "junk bonds") often have speculative characteristics and are subject to greater market fluctuations and risk of loss of income and principal than higher-rated securities. A description of credit ratings and risks associated with lower-rated debt securities is set forth in Appendix A to this SAI. The investment manager does not rely on the ratings of these securities in making investment decisions but performs its own analysis, based on the factors described above, in connection with a Portfolio's investment objective(s).

Derivatives. Each of the Portfolios, other than Seligman Cash Management Portfolio and Seligman Investment Grade Fixed Income Portfolio, may invest in financial instruments commonly known as "derivatives" for hedging or investment purposes.

A derivative is generally defined as an instrument whose value is derived from, or based upon, some underlying index, reference rate (e.g., interest rates or currency exchange rates), security, commodity or other asset. A Portfolio will not invest in a specific type of derivative without prior approval from its Board of Directors, after consideration of, among other things, how the derivative instrument serves the Portfolio's investment objective, and the risk associated with the investment. The types of derivatives in which the Portfolios are currently permitted to invest, as described more fully below, are forward currency exchange contracts, commodities and commodity contracts, options, rights and warrants and access trades.

Forward Foreign Currency Exchange Contracts. Each of the Portfolios, other than Seligman Cash Management Portfolio and Seligman Investment Grade Fixed Income Portfolio, will generally enter into forward foreign currency exchange contracts to fix the US dollar value of a security it has agreed to buy or sell for the period between the date the trade was entered into and the date the security is delivered and paid for, or, to hedge the US dollar value of securities it owns. A forward foreign currency exchange contract is an agreement to purchase or sell a specific currency at a future date and at a price set at the time the contract is entered into.

A Portfolio may enter into a forward contract to sell or buy the amount of a foreign currency it believes may experience a substantial movement against the US dollar. In this case the contract would approximate the value of some or all of the Portfolio's securities denominated in such foreign currency. Under normal circumstances, forward currency contracts will be limited to no more than 75% of a Portfolio's position in any one country as of the date the contract is entered into. This limitation will be measured at the point the hedging transaction is entered into by the Portfolio. Under extraordinary circumstances, a Portfolio may enter into forward currency contracts in excess of 75% of a Portfolio's position in any one country as of the date the contract is entered into. The precise matching of the forward contract amounts and the value of securities involved will not generally be possible since the future value of such securities in foreign currencies will change as a consequence of market movement in the value of those securities between the date the forward contract is entered into and the date it matures. The projection of short-term currency market movement is extremely difficult, and the successful execution of a short-term hedging strategy is highly uncertain. Under certain circumstances, a Portfolio may commit a substantial portion or the entire value of its assets to the consummation of these contracts. The potential effect a substantial commitment of a Portfolio's assets to forward contracts would have on the investment program of a Portfolio and its ability to purchase additional securities is considered.

Except as set forth above and immediately below, each Portfolio will not enter into forward contracts or maintain a net exposure to such contracts where the consummation of the contracts would oblige the Portfolio to deliver an amount of foreign currency in excess of the value of the Portfolio's securities or other assets denominated in that currency. A Portfolio, in order to avoid excess transactions and transaction costs, may nonetheless maintain a net exposure to forward contracts in excess of the value of the Portfolio's securities or other assets denominated in that currency provided the excess amount is "covered" by cash and/or liquid, high-grade debt securities, denominated in any currency, having a value at least equal at all times to the amount of such excess. Under normal circumstances, consideration of the prospect for currency parities will be incorporated into the longer-term investment decisions made with regard to overall diversification strategies. However, it is believed that it is important to have the flexibility to enter into such forward contracts when it is determined that the best interests of a Portfolio will be served.

At the maturity of a forward contract, a Portfolio may either sell the security and make delivery of the foreign currency, or it may retain the security and terminate its contractual obligation to deliver the foreign currency by purchasing an "offsetting" contract obligating it to purchase, on the same maturity date, the same amount of the foreign currency.

As indicated above, it is impossible to forecast with absolute precision the market value of portfolio securities at the expiration of the forward contract. Accordingly, it may be necessary for a Portfolio to purchase additional foreign currency on the spot market (and bear the expense of such purchase) if the market value of the security is less than the amount of foreign currency the Portfolio is obligated to deliver and if a decision is made to sell the security and make delivery of the foreign currency. Conversely, it may be necessary to sell on the spot market some of the foreign currency received upon the sale of the portfolio security if its market value exceeds the amount of foreign currency a Portfolio is obligated to deliver. However, a Portfolio may use liquid, high-grade debt securities, denominated in any currency, to cover the amount by which the value of a forward contract exceeds the value of the securities to which it relates.

If a Portfolio retains the portfolio security and engages in offsetting transactions, the Portfolio will incur a gain or a loss (as described below) to the extent that there has been movement in forward contract prices. If the Portfolio engages in an offsetting transaction, it may subsequently enter into a new forward contract to sell the foreign currency. Should forward prices decline during the period between the Portfolio's entering into a forward contract for the sale of a foreign currency and the date it enters into an offsetting contract for the purchase of the foreign currency, the Portfolio will realize a gain to the extent the price of the currency it has agreed to sell exceeds the price of the currency it has agreed to purchase. Should forward prices increase, the Portfolio will suffer a loss to the extent the price of the currency it has agreed to purchase exceeds the price of the currency it has agreed to sell.

Each Portfolio's dealing in forward foreign currency exchange contracts will be limited to the transactions described above. A Portfolio is not required to enter into forward contracts with regard to its foreign currency-denominated securities and will not do so unless deemed appropriate. It also should be realized that this method of hedging against a decline in the value of a currency does not eliminate fluctuations in the underlying prices of the securities. It simply establishes a rate of exchange at a future date. Additionally, although such contracts tend to minimize the risk of loss due to a decline in the value of a hedged currency, at the same time, they tend to limit any potential gain which might result from an increase in the value of that currency.

Shareholders should be aware of the costs of currency conversion. Although foreign exchange dealers do not charge a fee for conversion, they do realize a profit based on the difference (the "spread") between the prices at which they are buying and selling various currencies. Thus, a dealer may offer to sell a foreign currency to a Portfolio at one rate, while offering a lesser rate of exchange should the Portfolio desire to resell that currency to the dealer.

Commodities and Commodity Contracts. Each of the Portfolios, other than Seligman Cash Management Portfolio and Seligman Investment Grade Fixed Income Portfolio, may purchase and sell commodities and commodity contracts only to the extent that such activities do not result in the Portfolio being a "commodity pool" as defined in the Commodity Exchange Act and the Commodity Futures Trading Commission's regulations and interpretations thereunder.

Use of these instruments can involve substantial risks. For example, derivative instruments can present investment risk to a Portfolio if the fluctuations in interest rates, currency values or the market to which the financial instrument is tied are not accurately predicted. Certain derivative instruments may involve the use of leverage and, as a result, there is the risk that a Portfolio could lose more than the amount of its original investment. For example, a Portfolio may purchase futures contracts by making a relatively small "margin deposit" and, if such contracts are thereafter sold at a loss, that Portfolio could lose substantially more than the original margin deposit. Although a Portfolio will only utilize exchange-traded futures and options thereon, there can be no assurance that they will be able to close out positions when they wish to. In addition, a futures or options strategy may not provide an exact hedge to a position.

Options. Each of the Portfolios, other than Seligman Cash Management Portfolio and Seligman Investment Grade Fixed Income Portfolio, is permitted to purchase put options, call options, put spreads, call spreads and collars, and to sell covered call options (i.e., where the Portfolio owns the underlying security) and covered put options (i.e., where the Portfolio maintains the cash or collateral to cover the obligation created by the put). These instruments are described below.

An option is a contract that gives the holder the right to purchase ("call") or sell ("put") a specified security for an agreed upon price at any time before the contract's expiration date. The amount paid for an option is known as the premium, and the exercise price is known as the strike price. The purchaser of an option has the right, but not the obligation, to purchase or sell a security. The seller (or "writer") of an option, conversely, has an obligation to sell or purchase a security if the option is exercised. Some options have standardized terms and are traded on securities exchanges. Others are privately negotiated and have no or only a limited trading market. Options may be used individually or in combinations (e.g., put spreads and collars) to hedge securities positions or to seek increased investment returns.

Put spreads and collars are designed to protect against a decline in value of a security an investor owns. A collar involves the purchase of a put and the simultaneous writing of a call on the same security at a higher strike price.

The put protects the investor from a decline in the price of the security below the put's strike price. The call means that the investor will not benefit from increases in the price of the security beyond the call's strike price. In a put spread, an investor purchases a put and simultaneously writes a put on the same security at a lower strike price. This combination protects the investor against a decline in the price down to the lower strike price. The premium received for writing the call (in the case of a collar) or writing the put (in the case of a put spread) offsets, in whole or in part, the premium paid to purchase the put. In a call spread, an investor purchases a call and simultaneously sells a call on the same security, with the call sold having a higher strike price than the call purchased. The purchased call is designed to provide exposure to a potential increase in the value of a security an investor owns. The premium received for writing the call offsets, in part, the premium paid to purchase the corresponding call, but it also means that the investor will not benefit from increases in the price of the security beyond the sold call's strike price.

Options transactions can involve a high degree of risk, including the possibility of a total loss of the amount invested. A person who purchases options runs the risk of losing the entire premium paid if the option expires "out of the money" (i.e., if the strike price for a call option is higher than the market price, or the strike price for a put option is lower than the market price). A person who writes options earns premium income but is subject to the risk of having to sell a security at less than its market price (or buy a security at more than its market price). When options are purchased over-the-counter, there is a risk that the counterparty that wrote the option will be unable or unwilling to perform its obligations under the option contract. Such over-the-counter options may also be illiquid and, in such cases, a Portfolio may have difficulty closing out its position.

Rights and Warrants. Each Portfolio, other than Seligman Cash Management Portfolio and Seligman Investment Grade Fixed Income Portfolio, may invest in common stock rights and warrants believed to provide capital appreciation opportunities. Common stock rights and warrants received as part of a unit or attached to securities purchased (i.e., not separately purchased) are not included in each Portfolio's investment restrictions regarding such securities.

Each Portfolio may not invest in rights and warrants if, at the time of acquisition, the investment in rights and warrants would exceed 5% of the Portfolio's net assets, valued at the lower of cost or market. In addition, no more than 2% of net assets of each Portfolio, other than Seligman Large-Cap Value Portfolio and Seligman Smaller-Cap Value Portfolio, may be invested in warrants not listed on the New York or American Stock Exchanges. For purposes of this restriction, rights and warrants acquired by each Portfolio in units or attached to securities may be deemed to have been purchased without cost.

Access Trades. Each Portfolio, other than Seligman Cash Management Portfolio and Seligman Investment Grade Fixed Income Portfolio, may participate in access trades with a global securities broker as counterparty. Access trades are over-the-counter transactions that provide access to a designated security, group of securities or market index without directly investing in the reference security/index. For a commission, the counterparty, agrees to provide a return based on the return of the reference security/index. Access trades are typically used in foreign markets where limits on direct foreign ownership can affect prices and/or where there are significant complexities in directly purchasing or selling shares in the reference security/index. Since access trades are over-the-counter transactions, a Portfolio bears the risk that the counterparty will be unable or unwilling to meet its obligations. In addition, since over-the-counter markets are generally less liquid than exchanges, the Portfolio may not be able to sell when it is deemed advantageous to do so. These risks will be potentially mitigated by limiting access trade exposure by a Portfolio to 5% of total assets at the time of purchase and dealing with counterparties believed to be reputable.

Foreign Investment Risk Factors. Each of the Portfolios may invest up to 10% of its total assets in foreign securities (except Seligman Global Technology Portfolio and Seligman International Growth Portfolio, which may invest up to 100% of their total assets in foreign securities), except that this 10% limit does not apply to foreign securities held through Depositary Receipts which are traded in the United States or to commercial paper and certificates of deposit issued by foreign banks. Foreign investments may be affected favorably or unfavorably by changes in currency rates and exchange control regulations. There may be less information available about a foreign company than about a US company, and foreign companies may not be subject to reporting standards and requirements comparable to those applicable to US companies. Foreign securities may not be as liquid as US securities. Securities of foreign companies may involve greater market risk than securities of US companies, and foreign brokerage commissions and custody fees are generally higher than in the United States. Investments in foreign securities may also be subject to local economic or political risks, political instability and possible nationalization of issuers.

By investing in foreign securities, the Portfolios will attempt to take advantage of differences among economic trends and the performance of securities markets in various countries. To date, the market values of securities of issuers located in different countries have moved relatively independently of each other. During certain periods, the return on equity investments in some countries has exceeded the return on similar investments in the United States. It is believed that, in comparison with investment companies investing solely in domestic securities, it may be possible to obtain significant appreciation from a portfolio of foreign investments and securities from various markets that offer different investment opportunities and are affected by different economic trends. Global diversification reduces the effect that events in any one country will have on the entire investment portfolio. Of course, a decline in the value of a Portfolio's investments in one country may offset potential gains from investments in another country.

Investments in securities of foreign issuers may involve risks that are not associated with domestic investments, and there can be no assurance that the Portfolios' foreign investments will present less risk than a portfolio of domestic securities. Foreign issuers may lack uniform accounting, auditing and financial reporting standards, practices and requirements, and there is generally less publicly available information about foreign issuers than there is about US issuers. Governmental regulation and supervision of foreign stock exchanges, brokers and listed companies may be less pervasive than is customary in the United States. Securities of some foreign issuers are less liquid and their prices are more volatile than securities of comparable domestic issuers. Foreign securities settlements may in some instances be subject to delays and related administrative uncertainties which could result in temporary periods when assets of a Portfolio are uninvested and no return is earned thereon and may involve a risk of loss to a Portfolio. Foreign securities markets may have substantially less volume than US markets and far fewer traded issues. Fixed brokerage commissions on foreign securities exchanges are generally higher than in the United States, and transaction costs with respect to smaller capitalization companies may be higher than those of larger capitalization companies. Income from foreign securities may be reduced by a withholding tax at the source or other foreign taxes. In some countries, there may also be the possibility of nationalization, expropriation or confiscatory taxation (in which a Portfolio could lose its entire investment in a certain market), limitations on the removal of monies or other assets of the Portfolios, higher rates of inflation, political or social instability or revolution, or diplomatic developments that could affect investments in those countries. In addition, it may be difficult to obtain and enforce a judgment in a court outside the United States.

Some of the risks described in the preceding paragraph may be more severe for investments in emerging or developing countries. By comparison with the United States and other developed countries, emerging or developing countries may have relatively unstable governments, economies based on a less diversified industrial base and securities markets that trade a smaller number of securities. Companies in emerging markets may generally be smaller, less experienced and more recently organized than many domestic companies. Prices of securities traded in the securities markets of emerging or developing countries tend to be volatile. Furthermore, foreign investors are subject to many restrictions in emerging or developing countries. These restrictions may require, among other things, governmental approval prior to making investments or repatriating income or capital, or may impose limits on the amount or type of securities held by foreigners or on the companies in which the foreigners may invest.

The economies of individual emerging countries may differ favorably or unfavorably from the US economy in such respects as growth of gross domestic product, rates of inflation, currency depreciation, capital reinvestment, resource self-sufficiency and balance of payment position and may be based on a substantially less diversified industrial base. Further, the economies of developing countries generally are heavily dependent upon international trade and, accordingly, have been, and may continue to be, adversely affected by trade barriers, exchange controls, managed adjustments in relative currency values and other protectionist measures imposed or negotiated by the countries with which they trade. These economies also have been, and may continue to be, adversely affected by economic conditions in the countries with which they trade.

Investments in foreign securities will usually be denominated in foreign currencies, and each Portfolio may temporarily hold funds in foreign currencies. The value of a Portfolio's investments denominated in foreign currencies may be affected, favorably or unfavorably, by the relative strength of the US dollar, changes in foreign currency and US dollar exchange rates and exchange control regulations. A Portfolio may incur costs in connection with conversions between various currencies. A Portfolio's net asset value per share will be affected by changes in currency exchange rates. Changes in foreign currency exchange rates may also affect the value of dividends and interest earned, gains and losses realized on the sale of securities and net investment income and gains, if any, to be distributed to shareholders by the Portfolios. The rate of exchange between the US dollar and other currencies is determined by the forces of supply and demand in the foreign exchange markets (which in turn are affected by interest rates, trade flows and numerous other factors, including, in some countries, local governmental intervention).

Technology Investment Risk Factors. The value of the Seligman Communications and Information Portfolio and Seligman Global Technology Portfolio shares may be susceptible to factors affecting technology and technology-related industries and to greater risk and market fluctuation than an investment in a fund that invests in a broader range of portfolio securities. Technology and technology-related industries may be subject to greater governmental regulation than many other industries in certain countries, as well as changes in governmental policies, and the need for regulatory approvals may have a material adverse effect on these industries. Additionally, these companies may be subject to risks of developing technologies, competitive pressures, and other factors and are dependent upon consumer and business acceptance as new technologies evolve. Securities of smaller, less experienced companies also may involve greater risks, such as limited product lines, limited markets and limited financial and managerial resources, and trading in such securities may be subject to more abrupt price movements than trading in the securities of larger companies.

Other Investment Companies. Each Portfolio, other than Seligman Investment Grade Fixed Income Portfolio, may invest in securities issued by other investment companies. Such investments are subject to the limitations on investments in other investment companies imposed by the Investment Company Act of 1940, as amended ("1940 Act"), which generally prohibits a Portfolio from holding more than 3% of the outstanding voting securities of another investment company, and from investing more than 5% of its total assets in any one investment company, or more than 10% of its total assets in other investment companies overall. A Portfolio's investments in other investment companies may include investments in exchange-traded funds ("ETFs") if appropriate investment opportunities arise. ETFs are registered funds that trade on a stock exchange and generally seek to track the performance of a specified securities index or a basket of securities.

If a Portfolio invests in other investment companies, shareholders would bear not only their proportionate share of the Portfolio's expenses (including operating expenses and advisory fees), but also similar expenses of the underlying investment companies, and a Portfolio's returns will therefore be lower.

Depositary Receipts. Depositary Receipts are instruments generally issued by domestic banks or trust companies that represent the deposits of a security of a foreign issuer. American Depositary Receipts ("ADRs"), which are traded in dollars on US Exchanges or over-the-counter, are issued by domestic banks and evidence ownership of securities issued by foreign corporations. European Depositary Receipts ("EDRs") are typically traded in Europe. Global Depositary Receipts ("GDRs") (collectively, "Depositary Receipts") are typically traded in both Europe and the United States. Depositary Receipts may be issued as sponsored or unsponsored programs. In sponsored programs, the issuer has made arrangements to have its securities trade in the form of Depositary Receipts. In unsponsored programs, the issuer may not be directly involved in the creation of the program. Although regulatory requirements with respect to sponsored and unsponsored programs are generally similar, the issuers of unsponsored Depositary Receipts are not obligated to disclose material information in the US, and therefore, the import of such information may not be reflected in the market value of such instruments.

Illiquid Securities. Each Portfolio, other than Seligman Cash Management Portfolio, may invest up to 15% of its net assets in illiquid securities, including restricted securities (i.e., securities not readily marketable without registration under the Securities Act of 1933 ("1933 Act")) and other securities that are not readily marketable. Each Portfolio, other than Seligman Cash Management Portfolio, may purchase restricted securities that can be offered and sold to "qualified institutional buyers" under Rule 144A of the 1933 Act, and the Fund's Board of Directors may determine, when appropriate, that specific Rule 144A securities are liquid and not subject to the 15% limitation on illiquid securities. Should the Board of Directors make this determination, it will carefully monitor the security (focusing on such factors, among others, as trading activity and availability of information) to determine that the Rule 144A security continues to be liquid. It is not possible to predict with assurance exactly how the market for Rule 144A securities will further evolve. This investment practice could have the effect of increasing the level of illiquidity in a Portfolio, if and to the extent that qualified institutional buyers become for a time uninterested in purchasing Rule 144A securities.

Money Market Instruments. Each of the Portfolios, other than Seligman Cash Management Portfolio, which intends to invest primarily in the money market instruments described below, may invest a portion of their assets in the following money market instruments.

US Government Obligations. US Government obligations are obligations issued or guaranteed as to both principal and interest by the US Government or backed by the full faith and credit of the United States, such as US Treasury Bills, securities issued or guaranteed by a US Government agency or instrumentality, and securities supported by the right of the issuer to borrow from the US Treasury.

Bank Obligations. Bank obligations include US dollar-denominated certificates of deposit, banker's acceptances, fixed time deposits and commercial paper of domestic banks, including their branches located outside the United States, and of domestic branches of foreign banks. Investments in bank obligations will be limited at the time of investment to the obligations of the 100 largest domestic banks in terms of assets which are subject to regulatory supervision by the US Government or state governments, and the obligations of the 100 largest foreign banks in terms of assets with branches or agencies in the United States.

Commercial Paper and Short-Term Corporate Debt Securities. Commercial paper and short-term debt securities include short-term unsecured promissory notes with maturities not exceeding nine months issued in bearer form by bank holding companies, corporations and finance companies. Investments in commercial paper issued by bank holding companies will be limited at the time of investment to the 100 largest US bank holding companies in terms of assets.

Mortgage Related Securities.

Mortgage Pass-Through Securities. Each Portfolio may invest in mortgage pass-through securities. Mortgage pass-through securities include securities that represent interests in pools of mortgage loans made by lenders such as savings and loan institutions, mortgage bankers, and commercial banks. Such securities provide a "pass-through" of monthly payments of interest and principal made by the borrowers on their residential mortgage loans (net of any fees paid to the issuer or guarantor of such securities). Although the residential mortgages underlying a pool may have maturities of up to 30 years, a pool's effective maturity may be reduced by prepayments of principal on the underlying mortgage obligations. Factors affecting mortgage prepayments include, among other things, the level of interest rates, general economic and social conditions and the location and age of the mortgages. High interest rate mortgages are more likely to be prepaid than lower-rate mortgages; consequently, the effective maturities of mortgage-related obligations that pass-through payments of higher-rate mortgages are likely to be shorter than those of obligations that pass-through payments of lower-rate mortgages. If such prepayment of mortgage-related securities in which the Portfolio invests occurs, the Portfolio may have to invest the proceeds in securities with lower yields.

The Government National Mortgage Association ("GNMA") is a US Government corporation within the Department of Housing and Urban Development, authorized to guarantee, with the full faith and credit of the US Government, the timely payment of principal and interest on securities issued by institutions approved by GNMA (such as savings and loan institutions, commercial banks and mortgage bankers) and backed by pools of Federal Housing Administration insured or Veterans Administration guaranteed residential mortgages. These securities entitle the holder to receive all interest and principal payments owed on the mortgages in the pool, net of certain fees, regardless of whether or not the mortgagors actually make the payments. Other government-related issuers of mortgage-related securities include the Federal National Mortgage Association ("FNMA"), a government-sponsored corporation subject to general regulation by the Secretary of Housing and Urban Development but owned entirely by private stockholders, and the Federal Home Loan Mortgage Corporation ("FHLMC"), a corporate instrumentality of the US Government created for the purpose of increasing the availability of mortgage credit for residential housing that is owned by the twelve Federal Home Loan Banks. FHLMC issues Participation Certificates ("PCs"), which represent interests in mortgages from FHLMC's national portfolio. FHLMC guarantees the timely payment of interest and ultimate collection of principal, but PCs are not backed by the full faith and credit of the US Government. Pass-through securities issued by FNMA are backed by residential mortgages purchased from a list of approved seller/servicers and are guaranteed as to timely payment of principal and interest by FNMA, but are not backed by the full faith and credit of the US Government.

Commercial banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers and other secondary market issuers also create pass-through securities based on pools of conventional residential mortgage loans. Securities created by such non-governmental issuers may offer a higher rate of interest than government-related securities; however, timely payment of interest and principal may or may not be supported by insurance or guarantee arrangements, and there can be no assurance that the private issuers can meet their obligations.

Collateralized Mortgage Obligations. Seligman Investment Grade Fixed Income Portfolio may invest in Collateralized Mortgage Obligations ("CMOs"), including certain CMOs that have elected to be treated as Real Estate Mortgage Investment Conduits ("REMICs"). CMOs are fixed-income securities collateralized by pooled mortgages and separated into short-, medium-, and long-term positions (called "tranches"). Tranches pay different rates of interest depending upon their maturity. CMOs may be collateralized by (a) pass through securities issued or guaranteed by GNMA, FNMA or FHLMC, (b) unsecuritized mortgage loans insured by the Federal Housing Administration or guaranteed by the Department of Veteran's Affairs, (c) unsecuritized conventional Mortgages, (d) other mortgage related securities or (e) any combination thereof.

Each tranche of a CMO is issued at a specific coupon rate and has a stated maturity. As the payments on the underlying mortgage loans are collected, the CMO issuer generally pays the coupon rate of interest to the holders of each tranche. In a common structure referred to as a "Pay" CMO, all scheduled and unscheduled principal payments generated by the collateral, as loans are repaid or prepaid, go initially to investors in the first tranches. Investors in later tranches do not start receiving principal payments until the prior tranches are paid in full. Sometimes, CMOs are structured so that the prepayment and/or market risks are transferred from one tranche to another.

Most CMOs are issued by Federal agencies. However, the only CMOs backed by the full faith and credit of the US Government are CMOs collateralized by pass-through securities guaranteed by GNMA. All CMOs are subject to reinvestment risk; that is, as prepayments on the underlying pool of mortgages increase, the maturity of the tranches in the CMO will decrease. As a result, the Portfolio may have to invest the proceeds that were invested in such CMOs in securities with lower yields. Factors affecting reinvestment risk include the level of interest rates, general economic and social conditions and the location and age of the mortgages.

Repurchase Agreements. Each Portfolio may hold cash or cash equivalents and may enter into repurchase agreements with respect to securities; normally repurchase agreements relate to money market obligations backed by the full faith and credit of the US Government. Repurchase agreements are transactions in which an investor (e.g., any of the Fund's Portfolios) purchases a security from a bank, recognized securities dealer, or other financial institution and simultaneously commits to resell that security to such institution at an agreed upon price, date and market rate of interest unrelated to the coupon rate or maturity of the purchased security. A repurchase agreement thus involves the obligation of the bank or securities dealer to pay the agreed upon price on the date agreed to, which obligation is in effect secured by the value of the underlying security held by the Portfolio. Repurchase agreements could involve certain risks in the event of bankruptcy or other default by the seller, including possible delays and expenses in liquidating the securities underlying the agreement, decline in value of the underlying securities and loss of interest. Although repurchase agreements carry certain risks not associated with direct investments in securities, each Portfolio intends to enter into repurchase agreements only with financial institutions believed to present minimum credit risks in accordance with guidelines established by the investment manager or subadviser, as the case may be. The investment manager or subadviser, as the case may be, has implemented measures to review and monitor the creditworthiness of such institutions. The Portfolios will invest only in repurchase agreements collateralized in an amount at least equal at all times to the purchase price plus accrued interest. Repurchase agreements usually are for short periods, such as one week or less, but may be for longer periods. No Portfolio will enter into a repurchase agreement with a maturity of more than seven days if, as a result, more than 15% of the value of its net assets would then be invested in such repurchase agreements and other illiquid investments.

When-Issued and Forward Commitment Securities. Seligman Investment Grade Fixed Income Portfolio may purchase securities on a when-issued or forward commitment basis. Settlement of such transactions (i.e., delivery of securities and payment of purchase price) normally takes place within 45 days after the date of the commitment to purchase. Although Seligman Investment Grade Fixed Income Portfolio will purchase a security on a when-issued or forward commitment basis only with the intention of actually acquiring the securities, the Portfolios may sell these securities before the purchase settlement date if it is deemed advisable.

At the time a Portfolio enters into such a commitment both payment and interest terms will be established prior to settlement; there is a risk that prevailing interest rates on the settlement date will be greater than the interest rate terms established at the time the commitment was entered into. When-issued and forward commitment securities are subject to changes in market value prior to settlement based upon changes, real or anticipated, in the level of interest rates or creditworthiness of the issuer. If a Portfolio remains substantially fully invested at the same time that it has purchased securities on a when-issued or forward commitment basis, the market value of that Portfolio's assets may fluctuate more than otherwise would be the case. For this reason, accounts for each Portfolio will be established with the Fund's custodian consisting of cash and/or liquid high-grade debt securities equal to the amount of each Portfolio's when-issued or forward commitment obligations; these accounts will be valued each day and additional cash and/or liquid high-grade debt securities will be added to an account in the event that the current value of the when-issued or forward commitment obligations increase. When the time comes to pay for when-issued or forward commitment securities, a Portfolio will meet its respective obligations from then available cash flow, sale of securities held in the separate account, sale of other securities, or from the sale of the when-issued or forward commitment securities themselves (which may have a value greater or less than a Portfolio's payment obligations). Sale of securities to meet when-issued and forward commitment obligations carries with it a greater potential for the realization of capital gain or loss.

Short Sales. Each of the Seligman Global Technology Portfolio and Seligman International Growth Portfolio may sell securities short "against-the-box." A short sale "against-the-box" is a short sale in which the Portfolio owns an equal amount of the securities sold short or securities convertible into or exchangeable without payment of further consideration for securities of the same issue as, and equal in amount to, the securities sold short.

Lending of Portfolio Securities. Other than Seligman Cash Management Portfolio, each of the Portfolios may lend portfolio securities to broker-dealers, banks or other institutional borrowers, provided that securities loaned by each of the Portfolios may not exceed 33 1/3% of the Portfolios' total assets taken at market value. The Portfolios will not lend portfolio securities to any institutions affiliated with the Fund. The borrower must maintain with the Fund's custodian bank cash or equivalent collateral equal to at least 100% of the market value of the securities loaned. During the time portfolio securities are on loan, the borrower pays the lending Portfolio an amount equal to any dividends or interest paid on the securities. The lending Portfolio may invest the collateral and earn additional income or receive an agreed upon amount of interest income from the borrower. Loans made by the Portfolios will generally be short-term. Loans are subject to termination at the option of the lending Portfolio or the borrower. The lending Portfolio may pay reasonable administrative and custodial fees in connection with a loan and may pay a negotiated portion of the interest earned on the collateral to the borrower or placing broker. The lending Portfolio does not have the right to vote securities on loan, but would terminate the loan and regain the right to vote if that were considered important with respect to the investment. The lending Portfolio may lose money if a borrower defaults on its obligation to return securities and the value of the collateral held by the lending Portfolio is insufficient to replace the loaned securities. In addition, the lending Portfolio is responsible for any loss that might result from its investment of the borrower's collateral.

Borrowing. Except as noted below, a Portfolio may from time to time, borrow money to increase its portfolio of securities or for other purposes. Under the 1940 Act, each Portfolio is generally permitted to borrow from banks in amounts not exceeding one third of the value of its total assets, less liabilities other than such borrowings. The Board of Directors has adopted a non-fundamental restriction under which each Portfolio may not borrow more than 15% of the value of its total assets. Borrowings may be secured by a mortgage or pledge of a Portfolio's assets.

Borrowed money creates an opportunity for greater capital appreciation, but at the same time increases exposure to capital risk. The net cost of any money borrowed would be an expense that otherwise would not be incurred, and this expense will reduce a Portfolio's net investment income in any given period.

Each of Seligman Global Technology Portfolio and Seligman International Growth Portfolio may from time to time borrow money for temporary, extraordinary or emergency purposes and may invest the funds in additional securities. Borrowings for the purchase of securities will not exceed 5% of the Portfolio's total assets and will be made at prevailing interest rates.

Except as otherwise specifically noted above, each of the Fund's Portfolios' investment strategies are not fundamental and the Fund, with the approval of the Board of Directors, may change such strategies without the vote of a majority of a Portfolio's outstanding voting securities.

Fundamental Restrictions

Each Portfolio is subject to fundamental policies that place restrictions on certain types of investments. Except as otherwise indicated below, restrictions 1 through 8 may not be changed without the affirmative vote of the holders of a majority of a Portfolio's outstanding voting securities; restrictions 9 through 12 may be changed by the Fund's Board of Directors without such a vote. Under these restrictions, none of the Portfolios may:

1. Purchase or sell commodities or commodity contracts, except to the extent permissible under applicable law and interpretations, as they may be amended from time to time;

2. Purchase securities on margin except as permitted by the 1940 Act or any rule thereunder, any Securities and Exchange Commission (the "SEC") or SEC staff interpretations thereof or any exemptions therefrom which may be granted by the SEC;

3. Issue senior securities or borrow money, except as permitted by the 1940 Act or any rule thereunder, any SEC or SEC staff interpretations thereof or any exemptions therefrom which may be granted by the SEC;

4. Make loans, except as permitted by the 1940 Act or any rule thereunder, any SEC or SEC staff interpretations thereof or any exemptions therefrom which may be granted by the SEC;

5. Underwrite the securities of other issuers, except insofar as the Fund may be deemed an underwriter under the 1933 Act in disposing of a portfolio security or in connection with investments in other investment companies;

6. Purchase or hold any real estate, except the Fund may invest in securities secured by real estate or interests therein or issued by persons (including real estate investment trusts) which deal in real estate or interests therein;

7. Make any investment inconsistent with the Fund's classification as a diversified company under the 1940 Act;

8. Invest 25% or more of its total assets, at market value, in the securities of issuers in any particular industry, provided that:

      . this limitation shall exclude securities issued or guaranteed by the US Government or any of its agencies or instrumentalities;
      . for the purpose of this limitation, mortgage-related securities do not constitute an industry;
      . Seligman Communications and Information Portfolio will invest at least 80% of the value of its total assets in securities of companies principally engaged in the communications, information and related industries, except when investing for temporary defensive purposes; and
      . Seligman Cash Management Portfolio may invest more than 25% of its gross assets: (i) in the banking industry, (ii) in the personal credit institution or business credit institution industries or
          (iii) in any combination of (i) and (ii).

9. Purchase illiquid securities for any Portfolio including repurchase agreements maturing in more than seven days and securities that cannot be sold without registration or the filing of a notification under Federal or state securities laws, if, as a result, such investment would exceed 15% of the value of such Portfolio's net assets.

10. Invest in oil, gas or other mineral exploration or development programs; provided, however, that this investment restriction shall not prohibit a Portfolio from purchasing publicly-traded securities of companies engaging in whole or in part in such activities.

11. Purchase securities from or sell securities to any of its officers or Directors, except with respect to its own shares and as permissible under applicable statutes, rules and regulations.

12. Invest more than 5% of the value of its net assets, valued at the lower of cost or market, in warrants, of which no more than 2% of net assets may be invested in warrants and rights not listed on the New York or American Stock Exchange. For this purpose, warrants acquired by the Fund in units or attached to securities may be deemed to have been purchased without cost.

Certain of the Portfolios' fundamental policies set forth above prohibit transactions "except as permitted by the 1940 Act or any rule thereunder, any SEC or SEC staff interpretations thereof or any exemptions therefrom which may be granted by the SEC." The following discussion explains the flexibility that a Portfolio gains from these exceptions.

Purchase of securities on margin - A purchase on margin involves a loan from the broker-dealer arranging the transaction. The "margin" is the cash or securities that the borrower places with the broker-dealer as collateral against the loan. However, the purchase of securities on margin is effectively prohibited by the 1940 Act because a Portfolio generally may borrow only from banks. Thus, under current law, this exception does not provide any additional flexibility to the Portfolio.

Issuing senior securities - A "senior security" is an obligation with respect to the earnings or assets of a company that takes precedence over the claims of that company's common stock with respect to the same earnings or assets. The 1940 Act prohibits a mutual fund from issuing senior securities other than certain borrowings, but SEC staff interpretations allow a fund to engage in certain types of transactions that otherwise might raise senior security concerns (such as short sales, buying and selling financial futures contracts and selling put and call options), provided that the fund maintains segregated deposits or portfolio securities, or otherwise covers the transaction with offsetting portfolio securities, in amounts sufficient to offset any liability associated with the transaction. The exception in the fundamental policy allows a Portfolio to operate in reliance upon these staff interpretations.

Borrowing money - The 1940 Act permits a fund to borrow up to 33 1/3% of its total assets (including the amounts borrowed) from banks, plus an additional 5% of its total assets for temporary purposes, which may be borrowed from banks or other sources.

Making loans - The 1940 Act generally prohibits a Portfolio from making loans to affiliated persons but does not otherwise restrict a Portfolio's ability to make loans.

If a percentage restriction is adhered to at the time of an investment, a later increase or decrease in such percentage resulting from a change in the value of assets will not constitute a violation of such restriction. In order to permit the sale of the Fund's shares in certain states, the Fund may make commitments more restrictive than the investment restrictions described above. Should the Fund determine that any such commitment is no longer in the best interest of the Fund it will revoke the commitment by terminating sales in the state involved. The Fund also intends to comply with the diversification requirements under Section 817(h) of the Internal Revenue Code of 1986, as amended. For a description of these requirements, see the separate account prospectuses or disclosure documents of the participating insurance companies.

Under the 1940 Act, a "vote of a majority of the outstanding voting securities" of the Fund or of a particular Portfolio means the affirmative vote of the lesser of (1) more than 50% of the outstanding shares of the Fund or of such Portfolio or (2) 67% or more of the shares of the Fund or of such Portfolio present at a shareholder's meeting if more than 50% of the outstanding shares of the Fund or of such Portfolio are represented at the meeting in person or by proxy.

The Fund, on behalf of each applicable Portfolio, will provide shareholders of such Portfolio with at least 60 days prior notice of any change in such Portfolio's "80%" investment policy as described in the Prospectus. Such notice will be provided in plain English in a separate written document and will contain the following prominent statement, in bold-face type: "Important Notice Regarding Change in Investment Policy". This prominent statement will also appear on the envelope in which the notice is delivered or, if the notice is delivered separately from other communications to shareholders, such statement will appear either on the notice or on the envelope in which the notice is delivered. This policy is not fundamental.

Temporary Defensive Position

Each Portfolio may, from time to time, take a temporary defensive position in seeking to minimize extreme volatility caused by adverse market, economic, political, or other conditions, or in anticipation of significant withdrawals. When it is believed that market conditions warrant a temporary defensive position, a Portfolio may invest up to 100% of its assets in cash or cash equivalents, including, but not limited to, prime commercial paper, bank certificates of deposit, bankers' acceptances, or repurchase agreements for such securities, and securities of the US Government and its agencies and instrumentalities, as well as cash and cash equivalents denominated in foreign currencies. A Portfolio's investments in foreign cash equivalents will be limited to those that are believed to equate generally to the standards established for US cash equivalents. Investments in bank obligations will be limited at the time of investment to the obligations of the 100 largest domestic banks in terms of assets which are subject to regulatory supervision by the US Government or state governments, and the obligations of the 100 largest foreign banks in terms of assets with branches or agencies in the United States.

Portfolio Turnover

The portfolio turnover rates for each Portfolio are calculated by dividing the lesser of purchases or sales of portfolio securities for the year by the monthly average of the value of the portfolio securities owned during the year. Securities whose maturity or expiration date at the time of acquisition was one year or less are excluded from the calculation. The portfolio turnover rates for each Portfolio (except Seligman Cash Management Portfolio) for the years ended December 31, 2005 and 2004 were as follows:

                                                         Portfolio Turnover
                                                         ------------------
       Portfolio                                          2005      2004
       ---------                                         ------    ------
       Seligman Capital Portfolio                        173.99%   213.08%
       Seligman Common Stock Portfolio                    70.36     42.68
       Seligman Communications and Information Portfolio 133.04    127.69
       Seligman Global Technology Portfolio              155.29    146.96
       Seligman International Growth Portfolio           189.00    213.83
       Seligman Investment Grade Fixed Income Portfolio  596.99*   184.46
       Seligman Large-Cap Value Portfolio                 27.35     15.09
       Seligman Smaller-Cap Value Portfolio               23.01     45.24
--------
* The portfolio turnover rate for Seligman Investment Grade Fixed Income Portfolio in 2005 was higher than in 2004 as the Portfolio participated in the more active new issuance market to capture the spread premium available in new issues relative to issues currently outstanding. The Portfolio's portfolio turnover rate will not be a limiting factor when the Portfolio deems it desirable to sell or purchase securities.

Disclosure of Portfolio Holdings

Each Portfolio's full portfolio holdings, as well as portfolio weightings, are published quarterly, generally no sooner than 15 calendar days after the end of each calendar quarter on the website of the Fund's distributor, Seligman Advisors, Inc. ("Seligman Advisors") (www.seligman.com). In addition, a Portfolio's top 10 holdings and the aggregate weighting of the top 10 holdings are published monthly, generally no sooner than 5 business days after the end of each month. Seligman employees may freely distribute a Portfolio's portfolio holdings information described above to third parties the day after such information appears on Seligman Advisors' website. The foregoing monthly and quarterly information will remain available on Seligman Advisors' website for at least 5 months from the end of the period shown.

In accordance with the policies and procedures approved by the Fund's Board of Directors, a Portfolio's portfolio holdings may be disclosed to certain parties prior to its public release if the disclosure is intended for research or other legitimate business purposes and the recipient is subject to a duty of confidentiality. Disclosures of portfolio holdings for such purposes (which may be on-going) are considered on a case-by-case basis, and the Fund's procedures require the prior written approval of the Chief Investment Officer of J. & W. Seligman & Co. Incorporated ("Seligman") (or its designee) and the Fund's Chief Compliance Officer ("CCO") with respect to disclosures intended for research purposes and the President of Seligman or Seligman Advisors (or their respective designees) and the Fund's CCO with respect to disclosures intended for other legitimate business purposes before any such disclosure. In connection with the CCO's review and approval, the CCO considers whether such disclosure is in the best interests of the Fund. If prior approval is granted, the recipient must enter into a written agreement prior to the release of a Portfolio's portfolio holdings information that includes, among other things, a requirement that the holdings be kept confidential and restricts recipients of the information from buying or selling a Portfolio based on such information. The CCO, who reports directly to the Fund's Board of Directors regarding compliance with the Fund's policies, and Seligman's Chief Compliance Officer monitor compliance with this policy.

In addition, the Fund's policies expressly permit Seligman's employees to release a Portfolio's holdings information without a confidentiality agreement as necessary to facilitate the execution of securities transactions or to respond to questions about Seligman's views on individual securities or whether a Portfolio owns or does not own a particular security; provided, that individual securities weightings will not be disclosed unless such weightings are otherwise provided in the quarterly disclosure noted above. Portfolio managers (or their designees) may also disclose certain information about individual securities or information about a particular investment style on an occasional basis to third parties for research purposes, provided that the information does not include the name of the Portfolio or the weightings of particular securities unless otherwise provided in the quarterly disclosure noted above. The Fund may also permit its auditors to have access to a Portfolio's portfolio holdings as necessary in connection with their auditing services.

Currently, Seligman has entered into ongoing arrangements to disclose a Portfolio's portfolio holdings prior to the public disclosure of such information with the following third party research providers: Salomon Analytics Inc. and Vestek Systems, Inc. The portfolio holdings are released to these research providers on an as-needed basis (including daily, if necessary). In addition, Seligman discloses a Portfolio's portfolio holdings to State Street Bank and Trust Company ("SSBT"), in connection with back-office, custodial and/or administrative services provided by SSBT or JP Morgan Chase Bank, FactSet Research Systems, Inc. in connection with performance analytics and attribution services, and Institutional Shareholder Services in connection with proxy voting services provided. Also, Seligman discloses portfolio holdings to J.P. Morgan Chase Bank in connection with custodial services provided by such entity.

With respect to Seligman International Growth Portfolio (the "Subadvised Portfolio") subadvised by Wellington Management Company, LLP ("Wellington Management"), Wellington Management has adopted the policies and procedures relating to the disclosure of portfolio holdings approved by the Fund's Board of Directors. Currently, Wellington Management has entered into ongoing arrangements to disclose the Subadvised Portfolio's portfolio holdings prior to the public disclosure of such information with the following third parties:
Brown Brothers Harriman (daily, in connection with corporate actions and trade confirmations); FactSet Research Systems, Inc. (daily, for performance attribution services); Investment Technology Group (weekly, for research services); and ADP, Inc (daily, in connection with proxy voting services).

All of the above mentioned disclosures have been approved, as applicable, by the President of Seligman and Seligman Advisors, Seligman's Chief Investment Officer and the Fund's CCO and are made pursuant to the terms of confidentiality agreements or provisions that prohibit the disclosure and restrict the use of the holdings information.

No compensation is received by any party in consideration of the disclosure of a Portfolio's portfolio holdings pursuant to these arrangements.

                            Management of the Fund

Board of Directors

The Board of Directors provides broad supervision over the affairs of the Fund.

Management Information

Information with respect to Directors and officers of the Fund is shown below. Unless otherwise indicated, their addresses are 100 Park Avenue, New York, New York 10017.

                                                                                                                Number
                                                                                                                  of
                                                                                                              Portfolios
                           Term of                                                                             in Fund
                          Office and                                                                           Complex
                          Length of                                                                            Overseen
Name, (Age), Position(s)     Time           Principal Occupation(s) During Past 5 Years, Directorships            by
      With Fund            Served*                            and Other Information                            Director
------------------------ ------------ ----------------------------------------------------------------------- ----------
                                                 INDEPENDENT DIRECTORS

John R. Galvin (76)      1995 to Date Dean Emeritus, Fletcher School of Law and Diplomacy at Tufts                58
Director                              University; Director or Trustee of each of the investment companies of the Seligman Group of Funds**; and Chairman Emeritus, American
                                      Council on Germany. Formerly, Director, Raytheon Co. (defense and commercial electronics); Governor of the Center for Creative
                                      Leadership; and Trustee, Institute for Defense Analyses. From February
                                      1995 until June 1997, he was a Director, USLIFE Corporation (life insurance). From June 1987 to June 1992, he was the Supreme Allied
                                      Commander, NATO, and the Commander-in-Chief, United States
                                      European Command.

Alice S. Ilchman (71)    1991 to Date President Emerita, Sarah Lawrence College; Director or Trustee of each      58
Director                              of the investment companies of the Seligman Group of Funds**;
                                      Director, Jeannette K. Watson Fellowship (internships for college students); Trustee, the Committee for Economic Development;
                                      Governor, Court of Governors, London School of Economics; and
                                      Director, Public Broadcasting Service (PBS). Formerly, Trustee, Save
                                      the Children (non-profit child-assistance organization); Chairman (from
                                      January 1996 until December 2000), The Rockefeller Foundation
                                      (charitable foundation); and Director (from September 1987 until
                                      September 1997), New York Telephone Company.

Frank A. McPherson (73)  1995 to Date Retired Chairman of the Board and Chief Executive Officer of Kerr-          58
Director                              McGee Corporation (diversified energy and chemical company);
                                      Director or Trustee of each of the investment companies of the
                                      Seligman Group of Funds**; and Director, DCP Midstream GP, LLP
                                      (natural gas processing), Integris Health (owner of various hospitals),
                                      Oklahoma Chapter of the Nature Conservancy, Oklahoma Medical
                                      Research Foundation, Boys and Girls Clubs of Oklahoma, Oklahoma
                                      City Public Schools Foundation and Oklahoma Foundation for
                                      Excellence in Education. Formerly, Director, ConocoPhillips
                                      (integrated international oil corporation), BOK Financial (bank holding company), Kimberly-Clark Corporation (consumer products), and the
                                      Federal Reserve System's Kansas City Reserve Bank (from 1990 until
                                      1994).

Betsy S. Michel (63)     1988 to Date Attorney; Director or Trustee of each of the investment companies of        58
Director                              the Seligman Group of Funds**; and Trustee, The Geraldine R. Dodge
                                      Foundation (charitable foundation). Formerly, Chairman of the Board of Trustees of St. George's School (Newport, RI) and Trustee, World
                                      Learning, Inc. (international educational training) and Council of New
                                      Jersey Grantmakers.

                                                                                                                     Number
                                                                                                                       of
                                                                                                                   Portfolios
                                Term of                                                                             in Fund
                               Office and                                                                           Complex
                               Length of                                                                            Overseen
Name, (Age), Position(s)          Time            Principal Occupation(s) During Past 5 Years, Directorships           by
      With Fund                 Served*                             and Other Information                           Director
------------------------     -------------- ---------------------------------------------------------------------- ----------
Leroy C. Richie (64)          2000 to Date  Counsel, Lewis & Munday, P.C. (law firm); Chairman and Chief              57
Director                                    Executive Officer, Q Standards Worldwide, Inc. (library of technical standards); Director or Trustee of each of the investment companies of the Seligman Group of Funds** (with the exception of Seligman Cash
                                            Management Fund, Inc.); Director, Kerr-McGee Corporation
                                            (diversified energy and chemical company); Infinity, Inc. (oil and gas services and exploration), and Vibration Control Technologies, LLC
                                            (auto vibration technology); Lead Outside Director, Digital Ally, Inc.
                                            (digital imaging); Director and Chairman, Highland Park Michigan
                                            Economic Development Corp; and Chairman, Detroit Public Schools
                                            Foundation. Formerly, Trustee, New York University Law Center
                                            Foundation; Vice Chairman, Detroit Medical Center and Detroit
                                            Economic Growth Corp.; and Vice President and General Counsel
                                            (from 1990 until 1997), Automotive Legal Affairs, Chrysler
                                            Corporation.

Robert L. Shafer (73)         1988 to Date  Ambassador and Permanent Observer of the Sovereign Military Order         58
Director                                    of Malta to the United Nations; and Director or Trustee of each of the investment companies of the Seligman Group of Funds**. Formerly,
                                            Director (from May 1987 until June 1997), USLIFE Corporation (life insurance) and Vice President (from December 1973 until January
                                            1996), Pfizer Inc. (pharmaceuticals).

James N. Whitson (71)         1993 to Date  Retired Executive Vice President and Chief Operating Officer,             58
Director                                    Sammons Enterprises, Inc. (a diversified holding company); Director or
                                            Trustee of each of the investment companies of the Seligman Group of
                                            Funds**; and Director, CommScope, Inc. (manufacturer of coaxial cable). Formerly, Director and Consultant, Sammons Enterprises, Inc.
                                            and Director, C-SPAN (cable television networks).

                                         INTERESTED DIRECTORS AND PRINCIPAL OFFICERS

William C. Morris*** (68)     1988 to Date  Chairman and Director, J. & W. Seligman & Co. Incorporated;               58
Director and Chairman of the                Chairman of the Board and Director or Trustee of each of the
Board                                       investment companies of the Seligman Group of Funds**; Chairman and Director, Seligman Advisors, Inc., Seligman Services, Inc. and
                                            Carbo Ceramics Inc. (manufacturer of ceramic proppants for oil and gas industry); Director, Seligman Data Corp.; and President and Chief
                                            Executive Officer, The Metropolitan Opera Association. Formerly,
                                            Director, Kerr-McGee Corporation (diversified energy and chemical company); and Chief Executive Officer of each of the investment companies of the Seligman Group of Funds.

Brian T. Zino*** (53)          Dir.: 1993   Director and President, J. & W. Seligman & Co. Incorporated;              57
Director, President and         to Date     President, Chief Executive Officer and, with the exception of Seligman
Chief Executive Officer      Pres.: 1995 to Cash Management Fund, Inc., Director or Trustee of each of the
                                  Date      investment companies of the Seligman Group of Funds**; Director,
                             CEO.: 2002 to  Seligman Advisors, Inc. and Seligman Services, Inc.; Chairman,
                                  Date      Seligman Data Corp.; Member of the Board of Governors of the
                                            Investment Company Institute; and Director (formerly Chairman), ICI
                                            Mutual Insurance Company.

John B. Cunningham (41)       2004 to Date  Managing Director and Chief Investment Officer, J. & W. Seligman &        N/A
Vice President and Portfolio                Co. Incorporated; Vice President and Portfolio Manager of Seligman
Manager                                     Common Stock Fund, Inc., Tri-Continental Corporation (a closed-end investment company) and Seligman Income and Growth Fund, Inc., as well as Vice President and Co-Portfolio Manager of Seligman
                                            TargetHorizon ETF Portfolios, Inc. Formerly, beginning in 2001,
                                            Managing Director, Senior Portfolio Manager, Salomon Brothers Asset
                                            Management ("SBAM") and Group Head, SBAM's Equity Team. Prior
                                            to 2001, Director, Portfolio Manager of SBAM.

                                                                                                                  Number
                                                                                                                    of
                                                                                                                Portfolios
                               Term of                                                                           in Fund
                              Office and                                                                         Complex
                              Length of                                                                          Overseen
Name, (Age), Position(s)         Time          Principal Occupation(s) During Past 5 Years, Directorships           by
      With Fund                Served*                           and Other Information                           Director
------------------------     ------------ --------------------------------------------------------------------- ----------
Neil T. Eigen (63)           1998 to Date Managing Director and Director, J. & W. Seligman & Co. Incorporated;     N/A
Vice President and                        Director, Seligman Advisors, Inc., and Seligman Services, Inc.; Vice
Co-Portfolio Manager                      President, Seligman Value Fund Series, Inc. and Co-Portfolio Manager
                                          of Seligman Large-Cap Value Fund and Seligman Smaller-Cap Value
                                          Fund. Mr. Eigen has been head of the Value Team since joining
                                          Seligman in 1997.

Richard S. Rosen (47)        1998 to Date Managing Director, J. & W. Seligman & Co. Incorporated; Vice             N/A
Vice President and                        President, Seligman Value Fund Series, Inc. and Co-Portfolio Manager
Co-Portfolio Manager                      of Seligman Large-Cap Value Fund and Seligman Smaller-Cap Value
                                          Fund. Mr. Rosen joined Seligman in 1997 as a member of the Value
                                          Team.

Richard M. Parower (40)      2002 to Date Managing Director, J. & W. Seligman & Co. Incorporated; Vice             N/A
Vice President and                        President, Seligman Global Fund Series, Inc. and Portfolio Manager of
Portfolio Manager                         Seligman Global Technology Fund; and Vice President and Portfolio
                                          Manager of Seligman New Technologies Fund, Inc. and Seligman New
                                          Technologies Fund II, Inc.

Michael F. McGarry (42)      2005 to Date Managing Director, J. & W. Seligman & Co. Incorporated; Vice             N/A
Vice President and                        President and Co-Portfolio Manager of Seligman Common Stock Fund,
Co-Portfolio Manager                      Inc. and Tri-Continental Corporation (a closed-end investment company). He joined Seligman in August 1990 as an Institutional
                                          Portfolio Administrator and has been a member of the Core Investment
                                          Team managing the Funds since October 2001.

Marion S. Schultheis (60)    1998 to Date Managing Director, J. & W. Seligman & Co. Incorporated; and Vice         N/A
Vice President and Portfolio              President and Portfolio Manager, Seligman Capital Fund, Inc. and
Manager                                   Seligman Growth Fund, Inc.

Paul H. Wick (43)            1994 to Date Managing Director, J. & W. Seligman & Co. Incorporated since             N/A
Vice President and Portfolio              November 1997 and January 1995, respectively; Director, J. & W.
Manager                                   Seligman & Co. Incorporated, Seligman Advisors, Inc. and Seligman
                                          Services, Inc.; and Vice President and Portfolio Manager, Seligman
                                          Communications and Information Fund, Inc. He joined J. & W.
                                          Seligman & Co. Incorporated in 1987 as an Associate, Investment
                                          Research.

Eleanor T.M. Hoagland (54)   2004 to Date Managing Director, J. & W Seligman & Co. Incorporated; and Vice          N/A
Vice President and Chief                  President and Chief Compliance Officer of each of the investment
Compliance Officer                        companies of the Seligman Group of Funds**.

Thomas G. Rose (48)          2000 to Date Managing Director, Chief Financial Officer and Treasurer, J. & W.        N/A
Vice President                            Seligman & Co. Incorporated; Senior Vice President, Finance,
                                          Seligman Advisors, Inc. and Seligman Data Corp.; and Vice President
                                          of each of the investment companies of the Seligman Group of
                                          Funds**, Seligman Services, Inc. and Seligman International, Inc.

Lawrence P. Vogel (49)        V.P.: 1992  Senior Vice President and Treasurer, Investment Companies, J. & W.       N/A
Vice President                 to Date    Seligman & Co. Incorporated; Vice President and Treasurer of each of
and Treasurer                Treas.: 2000 the investment companies of the Seligman Group of Funds**; and
                               to Date    Treasurer, Seligman Data Corp.

Frank J. Nasta (41)          1994 to Date Director, Managing Director, General Counsel and Corporate Secretary,    N/A
Secretary                                 J. & W. Seligman & Co. Incorporated; Director, Seligman Advisors,
                                          Inc. and Seligman Services, Inc.; Secretary of each of the investment companies of the Seligman Group of Funds**; and Corporate Secretary,
                                          Seligman Advisors, Inc., Seligman Services, Inc., Seligman
                                          International, Inc. and Seligman Data Corp.

--------
* Each Director serves for an indefinite term, until the election and qualification of a successor or until his or her earlier death, resignation or removal. Each officer is elected annually by the Board.
** The Seligman Group of Funds currently consists of twenty-four registered investment companies.
*** Mr. Morris and Mr. Zino are considered "interested persons" of the Fund, as defined in the 1940 Act, by virtue of their positions with J. & W.
    Seligman & Co. Incorporated and its affiliates.

The standing committees of the Board include the Board Operations Committee, Audit Committee and Director Nominating Committee. These Committees are comprised solely of Directors who are not "interested" persons of the Fund as that term is defined in the 1940 Act. The duties of these Committees are described below.

Board Operations Committee. This Committee has authority generally to direct the operations of the Board, including the nomination of members of other Board Committees and the selection of legal counsel for the Fund. The Committee met seven times during the year ended December 31, 2005. Members of the Committee are Messrs. McPherson (Chairman), Galvin, Richie, Shafer and Whitson, and
Dr. Ilchman and Ms. Michel.

Audit Committee. This Committee recommends an independent registered public accounting firm for selection as auditors by the Board annually. In addition, the Committee assists the Board in its oversight of the Fund's financial reporting process and operates pursuant to a written charter. The Committee met twice during the year ended December 31, 2005. Members of the Committee are Messrs. Whitson (Chairman), Galvin and Richie, and Ms. Michel.

Director Nominating Committee. This Committee selects and nominates persons for election as Directors by the Board. In addition, if a shareholder meeting is held where Directors are to be elected, the Committee will select and nominate persons for election as Directors at such shareholder meeting. The Committee may consider and evaluate nominee candidates properly submitted by shareholders if a vacancy among the Independent Directors of the Fund occurs and if, based on the Board's then current size, composition and structure, the Committee determines that the vacancy should be filled. A shareholder or group of shareholders (referred to in either case as a "Nominating Shareholder") that, individually or as a group, has beneficially owned at least $10,000 of a Portfolio's shares for at least one year prior to the date the Nominating Shareholder submits a candidate for nomination as a director may submit one candidate to the Nominating Committee for consideration at a special meeting or other meeting of shareholders at which directors will be elected. Nominations will not be considered except in connection with such meetings of shareholders. To be timely for consideration by the Nominating Committee, the submission, including all required information, must be submitted in writing via first class mail to the attention of the Secretary of the Fund at 100 Park Avenue, New York, NY 10017 and received at such time as may be determined by the Fund's Board of Directors in its reasonable discretion. The Nominating Committee will consider only one candidate submitted by a Nominating Shareholder for nomination for election. The Nominating Committee will not consider self-nominated candidates or candidates nominated by members of a candidate's family, including such candidate's spouse, children, parents, uncles, aunts, grandparents, nieces and nephews.

The Nominating Committee will consider and evaluate candidates submitted by the Nominating Shareholder on the basis of the same criteria as those used to consider and evaluate candidates submitted from other sources. These criteria may include the candidate's relevant knowledge, experience and expertise, the candidate's ability to carry out his or her duties in the best interests of the Portfolios and the candidate's ability to qualify as a disinterested director. The charter for the Nominating Committee, which provides a detailed description of the criteria used by the Nominating Committee as well as information required to be provided by shareholders submitting candidates for consideration by the Nominating Committee, may be obtained by writing to the Secretary of the Fund at the address above.

The Committee met once during the year ended December 31, 2005. Members of the Committee are Messrs. Shafer (Chairman) and McPherson, and Dr. Ilchman.

Beneficial Ownership of Shares

As of December 31, 2005, the Directors beneficially owned shares in the Portfolios and the Seligman Group of Funds as follows:

                                                   Aggregate Dollar Range of Shares
                   Dollar Range of Shares Owned By Owned by Director in the Seligman
       Name          Director in the Portfolios             Group of Funds
------------------ ------------------------------- ---------------------------------
                   INDEPENDENT DIRECTORS

John R. Galvin             None                            $50,001-$100,000
Alice S. Ilchman           None                             Over $100,000
Frank A. McPherson         None                             Over $100,000
Betsy S. Michel            None                             Over $100,000
Leroy C. Richie            None                            $10,001-$50,000
Robert L. Shafer           None                             Over $100,000
James N. Whitson           None                             Over $100,000

                   INTERESTED DIRECTORS

William C. Morris          None                             Over $100,000
Brian T. Zino              None                             Over $100,000

Compensation

                                                         Pension or         Total Compensation
                                                     Retirement Benefits        from Fund
    Name and                  Aggregate Compensation Accrued as part of      and Fund Complex
Position with Fund                From Fund (1)         Fund Expenses    Paid to Directors (1)(2)
------------------            ---------------------- ------------------- ------------------------
Robert B. Catell, Director(3)        $  6,982                N/A                $  83,120
John R. Galvin, Director                8,495                N/A                  100,500
Alice S. Ilchman, Director              8,157                N/A                   97,500
Frank A. McPherson, Director            8,157                N/A                   97,500
John E. Merow, Director(4)              4,007                N/A                   39,578
Betsy S. Michel, Director               9,152                N/A                  100,500
Leroy C. Richie, Director               9,329                N/A                  106,500
Robert L. Shafer, Director              8,412                N/A                  100,500
James N. Whitson, Director              8,495                N/A                  100,500

--------
(1) For the year ended December 31, 2005.
(2) At December 31, 2005, the Seligman Group of Funds consisted of twenty-four registered investment companies.
(3) Mr. Catell retired as a member of the Board of Directors effective on November 28, 2005.
(4) Mr. Merow retired as a member of the Board of Directors effective on May 19, 2005.

No compensation is paid by the Fund to Directors or officers who are employees of Seligman.

The Fund has adopted a deferred compensation plan under which independent directors may elect to defer receiving their fees. A director who has elected deferral of his or her fees may choose a rate of return equal to either (1) the interest rate on short-term Treasury Bills, or (2) the rate of return on the shares of certain of the investment companies advised by Seligman, as designated by the director. The cost of such fees and earnings is included in the directors' fees and expenses, and the accumulated balance thereof is included in accrued expenses and other liabilities in the Fund's financial statements.

Mr. Whitson had previously deferred compensation pursuant to the deferred compensation plan. Mr. Whitson no longer defers his current compensation; however, he had accrued deferred compensation (including earnings/losses) in respect of the Portfolios in the amount of $61,303 as of December 31, 2005, all of which was paid to him in January 2006.

Mr. Merow had previously deferred compensation pursuant to the deferred compensation plan; however, he had stopped deferring his current compensation prior to his retirement. The accrued balance of deferred compensation (including earnings/losses) in respect of the Portfolios as of December 31, 2004 was $2,667, all of which was paid to him in January 2005.

The Fund may, but is not obligated to, purchase shares of the other funds in the Seligman Group of Funds to hedge its obligations in connection with the Fund's deferred compensation plan (except Seligman Cash Management Portfolio, which is obligated to purchase shares of the Seligman Group of Funds).

Code of Ethics

Seligman

Seligman, Seligman Advisors, their subsidiaries and affiliates, and the Seligman Group of Funds have adopted a Code of Ethics that sets forth the circumstances under which officers, directors and employees (collectively, "Employees") are permitted to engage in personal securities transactions. The Code of Ethics proscribes certain practices with regard to personal securities transactions and personal dealings, provides a framework for the reporting and monitoring of personal securities transactions by Seligman's Chief Compliance Officer, and sets forth a procedure of identifying, for disciplinary action, those individuals who violate the Code of Ethics. The Code of Ethics prohibits Employees (including all investment team members) from purchasing or selling any security or an equivalent security that is being purchased or sold by any client, or where the Employee intends, knows of another's intention, to purchase or sell the security on behalf of a client. The Code of Ethics also prohibits all Employees from acquiring securities in a private placement or in an initial or secondary public offering, unless prior approval has been obtained from Seligman's Chief Compliance Officer.

The Code of Ethics prohibits (1) each portfolio manager or member of an investment team from purchasing or selling any security within seven calendar days either before or after the purchase or sale of the security by a client's account (including investment company accounts) that the portfolio manager or investment team manages; (2) each Employee from profiting from short-term trading (a profitable purchase and sale or vice-versa within 60 days); and
(3) each member of an investment team from profiting from short sales of a security if, at that time, any client managed by that team has a long position in that security. Any profit realized pursuant to any of these prohibitions must be disgorged to a charitable organization.

Employees are required, except under very limited circumstances, to engage in personal securities transactions trough a broker-dealer designated by Seligman. All Employee personal securities transactions must be pre-cleared by Seligman's compliance system. This system is designed to prevent transactions in securities that would conflict with the interests of clients. All Employees are also required to disclose all securities beneficially owned by them upon commencement of employment and at the end of each calendar year.

Wellington Management

The subadviser for the Subadvised Portfolio, is Wellington Management. Wellington Management has adopted its own Code of Ethics meeting the requirements of Rule 17j-1 under the 1940 Act and Rule 204A-1 under the Investment Advisers Act of 1940, which permits personnel covered by the rule to invest in securities that may be purchased or held by the Subadvised Portfolio. The Fund's Board of Directors reviews the Code of Ethics of Wellington Management at least annually and receives certifications from Wellington Management regarding compliance with Wellington Management's Code of Ethics annually.

                               -----------------

A copy of the Code of Ethics of each of Seligman and Wellington Management is on public file with, and is available upon request from, the SEC. You can access it through the SEC's Internet site, www.sec.gov.

Proxy Voting Policies

Seligman

On behalf of the Fund, other than the Subadvised Portfolio, one or more independent third parties under the supervision of Seligman, as the Fund's investment manager, will vote the proxies relating to each Portfolio's portfolio holdings. Wellington Management, as the subadviser to the Subadvised Portfolio, will vote the proxies relating to the Subadvised Portfolio.

Introduction. On behalf of the Fund (other than the Subadvised Portfolio), one ore more independent third parties under the supervision of Seligman votes the proxies of the securities held in each of the Portfolio's portfolios in accordance with Seligman's criteria of what is in the best interests of the Portfolios' shareholders.

The financial interest of the shareholders of each Portfolio is the primary consideration in determining how proxies should be voted. Seligman has a responsibility to analyze proxy issues and to ensure that voting is accomplished in a way consistent with those financial interests. In the case of social and political responsibility issues which do not involve financial considerations, it is not possible to fairly represent the diverse views of the Portfolios' shareholders. As a result, Seligman's policy generally is to abstain from voting on these issues. Notwithstanding the above, proposals seeking disclosure of certain matters relating to social and political issues may be supported if such disclosure is not deemed to be unduly burdensome.

The Proxy Voting Process. Proxies for securities held in the portfolios of each Portfolio will be received, processed and voted by one or more independent third parties under the supervision of Seligman pursuant to the guidelines (the "Guidelines") established by Seligman's Proxy Voting Committee (the "Committee"). A description of the Guidelines can be found below.

The Committee was established to set Seligman's policy and Guidelines, to consider new corporate governance issues as they arise, to assist in determining how Seligman will respond to such issues and to provide oversight of the proxy voting process. The Committee currently consists of Seligman's Chief Investment Officer (Chair), Seligman's Chief Financial Officer and Seligman's General Counsel.

Seligman subscribes to a service offered by an independent third party that provides research on proposals to be acted upon at shareholder meetings and assistance in the tracking, voting and recordkeeping of proxies.

Conflicts of Interests. Seligman's Chief Compliance Officer maintains a Proxy Watch List, which contains the names of those companies that may present the potential for conflict in the voting process with Seligman, Seligman Advisors or any Seligman affiliate. For example, the Proxy Watch List will include those portfolio companies for which Seligman separately manages assets in private accounts or which are significant distributors of Seligman's products and services. As described below, proxy voting for these companies will be subject to a higher level of consideration.

Deviations from Guidelines and Special Situations. Seligman recognizes that it may not always be in the best interest of the shareholders of the Portfolios to vote in accordance with the Guidelines on a particular issue. In such circumstances, Seligman may deviate from the Guidelines. A member of the Committee must approve any deviation from the Guidelines. Furthermore, a majority of the Committee's members must approve any deviation from the Guidelines for issuers included on the Proxy Watch List.

Similarly, one member of the Committee must approve the voting decision for proposals of a unique nature requiring a case-by-case analysis. A majority of the Committee must approve the voting decision for such proposals if the issuer is included on the Proxy Watch List. Seligman may consider the views of the management of a portfolio company, as well as the view of Seligman's investment professionals when analyzing potential deviations from the Guidelines and for those proposals requiring a case-by-case evaluation.

Guidelines Summary. The Guidelines are briefly described as follows:

1. Seligman votes with the recommendations of a company's board of directors on general corporate governance issues such as changing the company's name, ratifying the appointment of auditors and procedural matters relating to shareholder meetings.

2. Seligman opposes, and supports the elimination of, anti-takeover proposals, including those relating to classified Boards, supermajority votes, poison pills, issuance of blank check preferred and establishment of classes with disparate voting rights.

3. Seligman abstains from voting on issues relating to social and/or political responsibility, except for matters relating to disclosure issues if not deemed unduly burdensome for the company (e.g., political contributions).

4. Seligman votes for stock option plans, increases in the number of shares under existing stock option plans and other amendments to the terms of such plans; provided, that the overall dilution of all active stock option plans does not exceed 10% on a fully diluted basis and are otherwise considered to align the interest of the company with those of shareholders (e.g., all such plans must specifically prohibit repricing).

5. Seligman generally votes with the recommendations of a company's board of directors on other matters relating to executive compensation, unless considered excessive.

6. Seligman will withhold voting for the entire board of directors (or individual directors as the case may be) if (a) less than 75% of the board is independent; (b) the board has a nominating or compensation committee of which less than 75% of its members are independent; (c) the board has recommended shareholders vote for an anti-takeover device which Seligman votes against; or (d) the board has recommended a matter relating to a stock option plan or stock purchase plan which Seligman votes against.

7. Seligman will vote for proposals relating to the authorization of additional common stock up to 5 times that currently outstanding.

8.  Seligman will vote for proposals to effect stock splits.

9.  Seligman will vote for proposals authorizing share repurchase programs.

10. Seligman will vote against authorization to transact unidentified business at the meeting.

11. Acquisitions, mergers, reorganizations, reincorporations and other similar transactions will be voted on a case-by-case basis.

12. Proposals to amend a company's charter or by-laws (other than as identified above) will be voted on a case-by-case basis.

13. Seligman will vote against all proposals where the company did not provide adequate information to make a decision.

14. Seligman abstains from voting shares which have recently been sold or for which information was not received on a timely basis.

Wellington Management

The Subadvised Portfolio has granted to Wellington Management the authority to vote proxies on its behalf with respect to the assets managed by Wellington Management. Wellington Management votes proxies in what it believes are the best economic interests of its clients and in accordance with its Proxy Policies and Procedures. Wellington Management's Corporate Governance Committee is responsible for the review and oversight of the firm's Proxy Policies and Procedures. The Proxy Group within Wellington Management's Corporate Operations Department is responsible for the day-to-day administration of the proxy voting process. Although Wellington Management may utilize the services of various external resources in analyzing proxy issues and has established its own Proxy Guidelines setting forth general guidelines for voting proxies, Wellington Management's personnel analyze all proxies and vote proxies based on its assessment of the merits of each proposal. The identified portfolio managers have the authority to determine the final vote for securities held in the Subadvised Portfolio for which they serve as the designated portfolio manager, unless such party is determined to have a material conflict of interest related to that proxy vote.

Wellington Management maintains procedures designed to identify and address material conflicts of interest in voting proxies. The Corporate Governance Committee sets standards for identifying material conflicts based on client, vendor and lender relationships. Proxy votes for which Wellington Management identifies a material conflict are reviewed by designated members of the Corporate Governance Committee or by the entire Committee in some cases to resolve the conflict and direct the vote.

Wellington Management may be unable to vote or may determine not to vote a proxy on behalf of the Subadvised Portfolio due to factors including: securities lending, share blocking and re-registration requirements, lack of adequate information, untimely receipt of proxy materials and/or excessive costs.

Wellington Management Guidelines

Wellington Management established Proxy Voting Guidelines to document positions generally taken on common proxy issues voted on behalf of clients. The Guidelines are based on Wellington Management's fiduciary obligation to act in the best interest of its clients as shareholders. Hence, Wellington Management examines and votes each proposal so that the long-term effect of the vote will ultimately increase shareholder value for its clients. While the Proxy Voting Guidelines set forth general guidelines for voting proxies, each proposal is evaluated on its own merits.

With respect to the composition and role of boards of directors, Wellington Management generally votes to adopt director and officer indemnification, require board independence, require board committees to be independent, approve directors' fees, elect supervisory board/corporate assembly and to elect/establish Board Committees. Wellington Management opposes to classify boards of directors, the adoption of director tenure/retirement age and opposes special interest representation to the board. Wellington Management will on a case-by-case basis consider the election of directors, approving bonuses for retiring directors, voting for minimum stock ownership by directors, requiring a separation of chair and chief executive officer or requiring a lead director, and majority vote on election of directors.

With respect to the management compensation, Wellington Management will vote to adopt/amend employee stock purchase plans, to expense future stock options, for shareholder approval of all stock option plans, and to disclose all executive compensation. Wellington Management will decide on a case-by case basis to adopt/amend stock option plans, to approve/amend bonus plans, to approve remuneration policy, support the exchange of underwater options, to eliminate or limit severance agreements (golden parachutes), and to require that senior executives own and hold company stock (not including options).

With respect to the reporting of results, Wellington Management will vote to approve financial statements, set dividends and allocate profits, and to approve shareholder approval of auditors. Wellington Management will decide on a case-by-case basis to limit non-audit services provided by auditors, ratify selection of auditors and set their fees and elect statutory auditors.

With respect to the shareholder voting rights, Wellington Management will vote to redeem or vote on poison pills and adopt anti-greenmail provisions. Wellington Management will vote against adopting cumulative voting, authorizing blank check preferred stock, eliminating rights to call a special meeting, increasing supermajority vote requirements, approving unequal voting rights and removing rights to act by written consent. Wellington Management will decide on a case-by case-basis to adopt confidential voting. Wellington Management will consider restoring preemptive rights and approving binding shareholder proposals on a case-by-case basis.

With respect to capital structure, Wellington Management will vote for the opt out of state takeover statutes and to authorize: share repurchase, trade in company stock, and the issuance of stock with or without preemptive rights.. Wellington Management will treat increases in authorized common stock, approval of merger or acquisition, approval of technical amendments to charter, approval of stock splits, recapitalization/restructuring and the issuance of debt instruments on a case-by-case basis.

With respect to social issues, Wellington Management will consider the following issues on a case-by case basis: endorsement of the Ceres Principles, disclosing political or PAC gifts, requiring adoption of international labor organization's fair labor principles and reporting on suitability.

Wellington Management will vote against approving other business and will consider reincorporation and third party transactions on a case-by-case basis.

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, is available
(i) without charge upon request by calling toll free (800) 221-7844 in the US or collect (212) 850-1864 outside the US and (ii) on the SEC's website at www.sec.gov. Information for each new 12-month period ending June 30 will be available no later than August 31 of that year.

              Control Persons and Principal Holders of Securities

Control Persons

As of April 3, 2006, there was no person or persons who controlled any Portfolio, either through a significant ownership of shares or any other means of control.

Principal Holders

As of April 3, 2006, the following shareholders were known by the Fund to own of record more than 5% of the outstanding shares of a class of a Portfolio:

        Portfolio and Class               Shareholder Name and Address       Percent of Class
----------------------------------- ---------------------------------------- ----------------
Capital Portfolio-Class 1           Canada Life Insurance Company of America      95.31%
                                    8515 E. Orchard Road 2T2
                                    Greenwood Village, CO 80111

Capital Portfolio-Class 2           Kansas City Life Insurance Company            70.76%
                                    P.O. Box 219139
                                    Kansas City, MO 64121

Capital Portfolio-Class 2           Kansas City Life Insurance Company            17.49%
                                    P.O. Box 219139
                                    Kansas City, MO 64121

Cash Management Portfolio-Class 1   Canada Life Insurance Company of America      97.19%
                                    8515 E. Orchard Road 2T2
                                    Greenwood Village, CO 80111

Common Stock Portfolio-Class 1      Canada Life Insurance Company of America      95.13%
                                    8515 E. Orchard Road 2T2
                                    Greenwood Village, CO 80111

Communications and Information      Canada Life Insurance Company of America      69.91%
Portfolio-Class 1                   8515 E. Orchard Road 2T2
                                    Greenwood Village, CO 80111

Communications and Information      Canada Life Insurance Company of America      26.12%
Portfolio-Class 1                   8515 E. Orchard Road 2T2
                                    Greenwood Village, CO 80111

Communications and Information      Kansas City Life Insurance Company            29.17%
Portfolio-Class 2                   P.O. Box 219139
                                    Kansas City, MO 64111

Communications and Information      Kansas City Life Insurance Company             6.86%
Portfolio-Class 2                   P.O. Box 219139
                                    Kansas City, MO 64111

Communications and Information      Jefferson National Life Insurance             30.56%
Portfolio-Class 2                   9920 Corporate Campus Drive
                                    Suite 1000
                                    Louisville, KY 40223

Communications and Information      First Variable Life Insurance                 15.31%
Portfolio-Class 2                   P.O. Box 830765
                                    Birmingham, AL 35283-0765

Communications and Information      The Union Central Life Insurance Company       8.89%
Portfolio-Class 2                   1876 Waycross Road
                                    Cincinnati, OH 45240

Global Technology Portfolio-Class 1 Canada Life Assurance Co.                     48.35%
                                    Securities Accounting
                                    330 University Ave., FL SP-12
                                    Toronto, Ontario MG5 1R8

Global Technology Portfolio-Class 1 Allianz Life                                  47.80%
                                    5701 Golden Hills Dr.
                                    P.O. Box 1117
                                    Minneapolis, MN 55440

Global Technology Portfolio-Class 2 Jefferson National Life Insurance             74.36%
                                    9920 Corporate Campus Drive
                                    Suite 1000
                                    Louisville, KY 40223

Global Technology Portfolio-Class 2 Canada Life Assurance Co.                     20.17%
                                    Securities Accounting
                                    330 University Ave., FL SP-12
                                    Toronto, Ontario MG5 1R8

         Portfolio and Class                  Shareholder Name and Address        Percent of Class
-------------------------------------- ------------------------------------------ ----------------
International Growth Portfolio-Class 1 Canada Life Insurance Company of                95.24%
                                       America
                                       8515 E. Orchard Road 2T2
                                       Greenwood Village, CO 80111

Investment Grade Fixed Income          Canada Life Insurance Company of                93.12%
Portfolio-Class 1                      America
                                       8515 E. Orchard Road 2T2
                                       Greenwood Village, CO 80111

Investment Grade Fixed Income          First Great West Life                            6.88%
Portfolio-Class 1                      8515 E. Orchard Road 2T2
                                       Greenwood Village, CO 80111

Large-Cap Value Portfolio-Class 1      Canada Life Insurance Company of                95.87%
                                       America
                                       8515 E. Orchard Road 2T2
                                       Greenwood Village, CO 80111

Smaller-Cap Value Portfolio-Class 1    Allianz Life                                    84.61%
                                       5701 Golden Hills Dr.
                                       P.O. Box 1117
                                       Minneapolis, MN 55440

Smaller-Cap Value Portfolio-Class 1    Merrill Lynch Insurance Group Services          11.89%
                                       4804 Deer Lake Dr. E., Bldg. 3 - 4th Floor
                                       Jacksonville, FL 32246

Smaller-Cap Value Portfolio-Class 2    The Union Central Life Insurance Company        27.31%
                                       1876 Waycross Road
                                       Cincinnati, OH 45240

Smaller-Cap Value Portfolio-Class 2    Kansas City Life Insurance Company               6.51%
                                       P.O. Box 219139
                                       Kansas City, MO 64121

Smaller-Cap Value Portfolio-Class 2    The Union Central Life Insurance Company        36.87%
                                       1876 Waycross Road
                                       Cincinnati, OH 45240

Smaller-Cap Value Portfolio-Class 2    The Union Central Life Insurance Company        11.41%
                                       1876 Waycross Road
                                       Cincinnati, OH 45240

Management Ownership

As of April 3, 2006, the directors or officers did not own any Class 1 or Class 2 shares of any Portfolio. The Portfolios are available only to participating insurance companies to fund benefits of variable annuity and variable life insurance contracts and, in respect of Seligman Communications and Information Portfolio Class 2 shares, also to certain qualified pension and retirement plans. As such, a direct ownership of shares in the Portfolios is not available to individual investors, including the directors and officers.

                    Investment Advisory and Other Services

Investment Manager

Subject to the control of the Board of Directors of the Fund, Seligman is responsible for the investment of the assets of each Portfolio of the Fund, with the assistance of Wellington Management in respect of the Subadvised Portfolio, and administers its business and other affairs pursuant to management agreements in accordance with the 1940 Act, as amended. Seligman also serves as investment manager to twenty-three other US registered investment companies which, together with the Fund, make up the "Seligman Group of Funds." Other than the subadvisory agreement with Wellington Management (which is discussed below), there are no other management-related service contracts under which services are provided to the Portfolios of the Fund. No person or persons, other than the directors, officers or employees of Seligman, or the Fund, regularly advise the Fund with respect to the Portfolios' investments or investments by Wellington Management as discussed below.

Seligman is a successor firm to an investment banking business founded in 1864 which has thereafter provided investment services to individuals, families, institutions, and corporations. Mr. William C. Morris, Chairman and Director of Seligman and Chairman of the Board of Directors and Director of the Fund, owns a majority of the outstanding voting securities of Seligman and is a controlling person of Seligman.

All of the officers of the Fund listed above are officers or employees of Seligman. Their affiliations with the Fund and Seligman are provided under their principal business occupations.

Each Portfolio pays Seligman a management fee for its services, equal to a percentage of the Portfolio's average daily net assets. For the year ended December 31, 2005, the percentages were as follows:

                                                          Management Fee Rate
Portfolio                                         (as a % of average daily net assets)
---------                                         ------------------------------------
Seligman Capital Portfolio                                   0.40%
Seligman Cash Management Portfolio                           0.40%
Seligman Common Stock Portfolio                              0.40%
Seligman Communications and Information Portfolio            0.75%
Seligman Global Technology Portfolio               1.00% on first $2 billion;
                                                   0.95% on next $2 billion;
                                                        0.90% thereafter
Seligman International Growth Portfolio           1.00% on first $50 million;
                                                   0.95% on next $1 billion;
                                                        0.90% thereafter
Seligman Investment Grade Fixed Income Portfolio             0.40%
Seligman Large-Cap Value Portfolio                0.80% on first $500 million;
                                                  0.70% on next $500 million;
                                                        0.60% thereafter
Seligman Smaller-Cap Value Portfolio              1.00% on first $500 million;
                                                  0.90% on next $500 million;
                                                        0.80% thereafter

Effective August 11, 2003, Seligman has voluntarily agreed to reimburse "other expenses" (expenses other than management and 12b-1 fees) of the Portfolios as indicated below. With respect to Seligman International Growth Portfolio, effective May 2, 2005, Seligman has contractually undertaken to reimburse expenses (other than management and 12b-1 fees and extraordinary expenses) as indicated below. This undertaking will remain in effect at least until April 30, 2007.

                                                       Current Expense Cap*            Previous Expense Cap
                                                  (% per annum of the Portfolio's (% per annum of the Portfolio's
                Name of Portfolio                    average daily net assets)       average daily net assets)
------------------------------------------------- ------------------------------- -------------------------------
Seligman Capital Portfolio                                     None                            0.40%
Seligman Cash Management Portfolio                             0.30%                           0.30
Seligman Common Stock Portfolio                                None                            0.40
Seligman Communications and Information Portfolio              None                            0.40
Seligman Global Technology Portfolio                           0.90                            0.40
Seligman International Growth Portfolio                        1.00                            0.40
Seligman Investment Grade Fixed Income Portfolio               0.45                            0.45
Seligman Large-Cap Value Portfolio                             None                            0.40
Seligman Smaller-Cap Value Portfolio                           None                            0.20

--------
* Management fees and 12b-1 fees continue to be excluded for purposes of applying the expense cap.

The following table indicates the management fees paid and the amount of expense reimbursements by Seligman for the years ended December 31, 2005, 2004 and 2003.

                                                  2005                     2004                     2003
                                        ------------------------ ------------------------ ------------------------
Portfolio                                  Fee     Reimbursement    Fee     Reimbursement    Fee     Reimbursement
---------                               ---------- ------------- ---------- ------------- ---------- -------------
Seligman Capital Portfolio              $   55,303   $     --    $   64,685    $    --    $   58,817    $19,733
Seligman Cash Management Portfolio          44,503      2,861        10,300     11,294        24,635      7,693
Seligman Common Stock Portfolio             37,592         --        44,995         --        47,171         --
Seligman Communications and Information
  Portfolio                                460,159         --       529,975         --       491,247         --
Seligman Global Technology Portfolio        87,304     51,263       109,434     53,553       113,764     89,270
Seligman International Growth Portfolio     35,756    109,119        36,126     75,080        31,442     56,665
Seligman Investment Grade Fixed Income
  Portfolio                                 13,372     28,416        18,463     12,162        34,762      5,213
Seligman Large-Cap Value Portfolio          42,772         --        43,002         --        36,847      5,055
Seligman Smaller-Cap Value Portfolio     2,584,715         --     2,863,262         --     1,617,110         --

Under the management agreements with respect to the Portfolios, other than the Subadvised Portfolio (the "Portfolios Management Agreements"), as well as the management agreement with respect to the Subadvised Portfolio (the "New Management Agreement" together with the Portfolios Management Agreements, are collectively referred to as the "Management Agreements") and subject to the control of the Board of Directors, Seligman manages each of the Portfolios of the Fund and administers the Fund's business and other affairs. Under the Portfolios Management Agreements, Seligman is responsible for making purchases and sales of portfolio securities and determining how voting and other rights with respect to portfolio securities shall be exercised, subject in each case to the Prospectuses and the requirements of the 1940 Act and other applicable law. In connection with the performance of its duties under the Management Agreements, Seligman provides such office space, such bookkeeping, accounting, internal legal, clerical, secretarial and administrative services (exclusive of, and in addition to, any such services provided by any others retained by the Fund) and such executive and other personnel as shall be necessary for the operations of the Fund's Portfolios. Seligman pays all of the compensation of directors of the Fund who are employees or consultants of Seligman and of the officers and employees of the Fund.

Under the New Management Agreement, Seligman, subject to the control of the Board of Directors, manages the affairs of the Subadvised Portfolio and provides the services described in such agreement on the terms set forth therein. The New Management Agreement provides that Seligman will enter into a subadvisory agreement, pursuant to which Wellington Management will provide the Subadvised Portfolio with investment management services, including investment research, advice and supervision, determining which securities will be purchased or sold by the Subadvised Portfolio, making purchases and sales of securities on behalf of the Subadvised Portfolio and determining how voting and other rights with respect to securities of the Subadvised Portfolio shall be exercised, subject in each case to the control of the Board of Directors and in accordance with the objectives, policies and principles set forth in the Prospectus and the requirements of the 1940 Act and other applicable law. Pursuant to the New Management Agreement, Seligman continues to have responsibility for investment management services provided under the Subadvisory Agreement. Further, in the event Wellington Management ceases to provide such investment management services to the Subadvised Portfolio, they shall be provided by Seligman or by such other firm as may be selected by the Subadvised Portfolio and approved in accordance with applicable requirements. The New Management Agreement recognizes that Seligman also acts as the manager of all of the investment companies in the Seligman Group.

Prior to March 31, 2000, Henderson Investment Management Limited or its affiliates also provided certain subadvisory services to Seligman International Growth Portfolio and Seligman Global Technology Portfolio.

The Management Agreements provide that Seligman will not be liable to the Fund for any error of judgment or mistake of law, or for any loss arising out of any investment, or for any act or omission in performing their duties under the Management Agreements, except for willful misfeasance, bad faith, gross negligence, or reckless disregard of their obligations and duties under the Management Agreements.

The Fund pays all its expenses other than those assumed by Seligman, including shareholder servicing and distribution ("12b-1") fees, fees and expenses of independent attorneys and auditors, taxes and governmental fees, including fees and expenses of qualifying the Fund and its shares under Federal securities laws, expenses of printing and distributing reports, notices and proxy materials to shareholders, expenses of printing and filing reports and other documents with governmental agencies, expenses of shareholders' meetings, expenses of corporate data processing and related services, shareholder record keeping and shareholder account services, fees and disbursements of transfer agents and custodians, fees and expenses of Directors of the Fund not employed by or serving as a Director of Seligman or its affiliates, insurance premiums and extraordinary expenses such as litigation expenses. The Fund's expenses are allocated among the Portfolios in a manner determined by the Directors to be fair and equitable.

The Management Agreement with respect to Seligman Capital Portfolio, Seligman Cash Management Portfolio, Seligman Common Stock Portfolio and Seligman Investment Grade Fixed Income Portfolio was approved by the Board of Directors on September 30, 1988 and by shareholders at a Special Meeting held on December 16, 1988. The Management Agreement with respect to Seligman Communications and Information Portfolio was approved by the Board of Directors on July 21, 1994. The Management Agreement with respect to Seligman Global Technology Portfolio was approved by the Board of Directors on March 21, 1996. The Management Agreement with respect to Seligman Large-Cap Value Portfolio and Seligman Smaller-Cap Value Portfolio was approved by the Board of Directors on March 19, 1998 and by the sole shareholder of each Portfolio on April 30, 1998. The New Management Agreement with respect to Seligman International Growth Portfolio was approved by the Board of Directors on December 5, 2003 and by shareholders at a Special Meeting held on December 4, 2003. The Management Agreements will continue in effect until December 31 of each year, with respect to each Portfolio if (1) such continuance is approved in the manner required by the 1940 Act (by a vote of a majority of the Board of Directors or of the outstanding voting securities of the Portfolios and by a vote of a majority of the Directors who are not parties to the Management Agreements or interested persons of any such party) and (2) Seligman shall not have notified the Fund at least 60 days prior to the anniversary date of the previous continuance that it does not desire such continuance. The Management Agreements may be terminated at any time with respect to any or all Portfolios, by the Fund, without penalty, on 60 days written notice to Seligman. Seligman may terminate the Management Agreements at any time upon 60 days written notice to the Fund. The Management Agreements will terminate automatically in the event of their assignment. The Fund has agreed to change its name upon termination of the Management Agreements if continued use of the name would cause confusion in the context of Seligman's business.

Subadvisory Arrangements

On September 15, 2003, Wellington Management assumed responsibility for providing investment advisory services to the Subadvised Portfolio. Seligman manages the Subadvised Portfolio and Wellington Management is subject to Seligman's supervision. The arrangements were initially approved by the Board of Directors of the Fund in respect of the Subadvised Portfolio on September 4, 2003. The engagement of Wellington Management was approved by the shareholders of the Subadvised Portfolio at a Special Meeting of Shareholders held on December 4, 2003.

At the September 4, 2003 meeting, the Board of Directors approved the New Management Agreement as well as a new subadvisory agreement (the "Subadvisory Agreement"), in respect of the Subadvised Portfolio, between Seligman and Wellington Management. The new management and subadvisory agreements became effective on December 5, 2003. Between September 15, 2003 and December 5, 2003, the Subadvised Portfolio were managed pursuant to interim agreements in accordance with the 1940 Act, as amended, that were substantially similar to the agreements approved at the Special Meeting of shareholders held on December 4, 2003.

The fees payable by the Subadvised Portfolio did not increase as a result of the engagement of Wellington Management. The fees of Wellington Management are paid by Seligman (not by the Subadvised Portfolio), and the fees payable by the Subadvised Portfolio to Seligman were unchanged, except that in connection with the engagement of Wellington Management, Seligman agreed to lower the breakpoints in its fee schedules for the Subadvised Portfolio.

Wellington Management is a Massachusetts limited liability partnership with principal offices at 75 State Street, Boston, Massachusetts 02109. Wellington Management is a professional investment counseling firm that provides investment services to investment companies, employee benefit plans, endowments, foundations, and other institutions. Wellington Management and its predecessor organizations have provided investment advisory services for over 70 years.

Under the Subadvisory Agreement, Wellington Management is responsible for providing investment advisory services to the Subadvised Portfolio. Wellington Management is also responsible for selecting brokers for the execution of purchases and sales on behalf of the Subadvised Portfolio.

Terms of the Subadvisory Agreement

Services. Under the Subadvisory Agreement, Wellington Management, subject to the control of the Board of Directors and in accordance with the objectives, policies and principles of the Subadvised Portfolio set forth in the applicable Prospectus and Statement of Additional Information and the requirements of the 1940 Act and other applicable law, furnishes Seligman and the Subadvised Portfolio with such investment advice, research and assistance as Seligman or the Subadvised Portfolio shall from time to time reasonably request. In this regard, it is the responsibility of Wellington Management, in respect of the Subadvised Portfolio: (i) to participate in the development of the Subadvised Portfolio's overall investment strategy and in the determination of investment allocations; (ii) to provide investment advice and research to the Subadvised Portfolio with respect to existing and potential investments in securities, including company visits and meetings with management; (iii) to determine securities and other assets for investment; (iv) to select brokers and dealers;
(v) to cause the execution of trades, including foreign exchange dealings; and
(vi) unless otherwise agreed to by Seligman, vote proxies solicited by or with respect to issuers of securities in which assets of the Series may be invested from time to time. Wellington Management's responsibilities extend to the Subadvised Portfolio's assets. Under the New Management Agreement, Seligman continues to have responsibility for investment management services provided under the Subadvisory Agreement.

Liability. The Subadvisory Agreement provides that, subject to Section 36 of the 1940 Act, Wellington Management shall not be liable to the Fund for any error of judgment or mistake of law or for any loss arising out of any investment or for any act or omission in the performance of its duties under the Subadvisory Agreement except for willful misfeasance, bad faith or negligence in the performance of its duties or by reason of reckless disregard of its obligations and duties under the Subadvisory Agreement, provided, however, that Wellington Management will be liable for any loss incurred by the Fund, the Subadvised Portfolio, the Manager or their respective affiliates to the extent such losses arise out of any act or omission directly attributable to Wellington Management which results, directly or indirectly, in a material error in the net asset value of the Subadvised Portfolio.

Compensation. Under the Subadvisory Agreement, Wellington Management receives in respect of the Subadvised Portfolio, each month a fee calculated on each day during such month at the annual rates set forth below:

                                                    Subadvisory Fee
                                                   as a Percentage of
        Subadvised Portfolio                    Average Daily Net Assets
        --------------------                    ------------------------
        Seligman International Growth Portfolio
           - up to $50 million                            0.45%
           - over $50 million                             0.40%

This fee is paid by Seligman and does not affect the fee paid by the Subadvised Portfolio to Seligman pursuant to the New Management Agreement.

Expenses. Pursuant to the Subadvisory Agreement, Wellington Management pays all of its expenses arising from the performance of its duties under the Subadvisory Agreement, other than the cost of securities, including brokerage commissions and similar fees and charges for the acquisition, disposition, lending or borrowing of the Subadvised Portfolio's investments.

Termination. The Subadvisory Agreement will continue in effect until December 31, 2006 and from year to year thereafter if such continuance is approved in the manner required by the 1940 Act. The Subadvisory Agreement may be terminated at any time, with respect to the Subadvised Portfolio, without payment of penalty, by the Fund on 60 days' written notice to Wellington Management by vote of the Directors or by vote of the majority of the outstanding voting securities of the Subadvised Portfolio, as defined by the 1940 Act. The Subadvisory Agreement also provides that, after December 31, 2006 (the "Commitment Date"), it may also be terminated, with respect to a Subadvised Fund, by Wellington Management or Seligman at any time upon not less than 60 days' written notice to the other and to the Series. The New Subadvisory Agreement will automatically terminate in the event of its assignment in respect of the Subadvised Portfolio, and upon termination of the New Management Agreement in respect of the Subadvised Portfolio. The New Subadvisory Agreement also provides that if it terminates with respect to the Subadvised Portfolio before the Commitment Date as a result of its assignment or termination of the New Management Agreement, Wellington Management will, if requested by the Directors and Seligman, will make its advisory services available to the Subadvised Portfolio and Seligman on terms no less favorable to the Subadvised Portfolio and Seligman than provided in the New Subadvisory Agreement. Notwithstanding the foregoing, Wellington Management may terminate the New Subadvisory Agreement prior to the Commitment Date or thereafter, for cause, on 60 days' written notice to the Series and the Manager.

Principal Underwriter

Seligman Advisors, an affiliate of Seligman, 100 Park Avenue, New York, New York 10017, acts a general distributor of the shares of the Portfolios and of each of the mutual funds in the Seligman Group. Seligman Advisors is an "affiliated person" (as defined in the 1940 Act) of Seligman, which is itself an affiliated person of the Fund. Those individuals identified above under "Management Information" as directors or officers of both the Fund and Seligman Advisors are affiliated persons of both entities.

Services Provided by the Investment Manager

Pursuant to Management Agreements between the Fund and Seligman in respect of the Portfolios and subject to the control of the Board of Directors, Seligman manages the investment of the assets of the Fund's Portfolios, including making purchases and sales of portfolio securities consistent with each Portfolio's (other than the Subadvised Portfolio) investment objectives and policies, and administers the Fund's business and other affairs. Seligman provides the Fund with such office space, administrative and other services and executive and other personnel as are necessary for Fund operations. Seligman pays all of the compensation of directors and/or officers of the Fund who are employees or consultants of Seligman, except as otherwise provided by Wellington Management.

Service Agreements

Other than the Subadvisory Agreement with Wellington Management, there are no other management-related service contracts under which services are provided to the Fund.

Other Investment Advice

No person or persons, other than directors, officers, or employees of Seligman, or Wellington Management, regularly advise the Fund's Portfolios or Subadvised Portfolio, as the case may be, with respect to their investments.

Rule 12b-1 Plan

Each Portfolio has adopted a Shareholder Servicing and Distribution Plan ("12b-1 Plan") with respect to each Portfolio's Class 2 shares in accordance with Section 12(b) of the 1940 Act and Rule 12b-1 thereunder.

Under the 12b-1 Plan, each Portfolio, with respect to Class 2 shares, is authorized to pay monthly to Seligman Advisors, an annual shareholder servicing and distribution fee of up to 0.25% of the average daily net assets attributable to Class 2 shares. Seligman Advisors uses this fee to make payments to participating insurance companies or their affiliates for services that the participating insurance companies provide to Contract owners of Class 2 shares including, but not limited to, (1) the printing and delivering of prospectuses, statements of additional information, shareholder reports, proxy statements and marketing materials related to the Portfolios to current Contract owners, (2) providing facilities to answer questions from current Contract owners about the Portfolios, (3) receiving and answering correspondence, (4) providing information to Seligman and to Contract owners with respect to shares of the Portfolios attributable to Contract owner Accounts, (5) complying with federal and state securities laws pertaining to the sale of shares of the Portfolios, (6) assisting Contract owners in completing application forms and selecting dividend and other Account options, and (7) other distribution related services. Additionally, Seligman Advisors may also use this fee to make payments to administrators or their affiliates for similar services provided to Qualified Plans and their beneficiaries. Because these 12b-1 fees are paid out of the Portfolio's assets on an ongoing basis, over time they will increase the cost of an investment in the Portfolio and may cost shareholders more than other types of charges related to an investment. The participating insurance companies will also provide such office space and equipment, telephone facilities, and personnel as may be reasonably necessary or beneficial in order to provide such services to owners. No fees payable pursuant to the Rule 12b-1 Plan are retained by Seligman Advisors. The total amounts paid by the Seligman Capital Portfolio, Seligman Communications and Information Portfolio, Seligman Global Technology Portfolio and Seligman Smaller-Cap Value Portfolio to Seligman Advisors in respect of Class 2 shares for the year ended December 31, 2005 and such amounts stated as a percentage of the Portfolios' Class 2 shares' average daily net assets, are as follows:

                                                                   % of Average
 Portfolio*                                        Total Fees Paid  Net Assets
 ----------                                        --------------- ------------
 Seligman Capital Portfolio                           $  12,822        0.25%
 Seligman Communications and Information Portfolio       28,597        0.25
 Seligman Global Technology Portfolio                     2,808        0.15
 Seligman Smaller-Cap Value Portfolio                    64,968        0.19

--------
* There were no Class 2 shares issued or outstanding during the year ended December 31, 2005 with respect to the other Portfolios of the Fund.

Seligman, in its sole discretion, may also make similar payments to Seligman Advisors, participating insurance companies or Plan administrators from its own resources, which may include the management fee that Seligman receives from the Portfolios. Payments made by the Portfolios under the 12b-1 Plan are intended to be used to encourage sales of Class 2 shares to Contract owners, as well as to discourage redemptions and/or exchanges.

Fees paid by each Portfolio under the 12b-1 Plan in respect of Class 2 shares may not be used to pay expenses incurred solely in respect of Class 1 shares or any other Seligman mutual fund.

The amounts expended by Seligman Advisors in any one year with respect to Class 2 shares of a Portfolio may exceed the 12b-1 fees paid by the Portfolio in that year. Each Portfolio's 12b-1 Plan permits expenses incurred by Seligman Advisors in respect of Class 2 shares in one fiscal year to be paid from Class 2 12b-1 fees in any other fiscal year; however, in any fiscal year the Portfolios are not obligated to pay any 12b-1 fees in excess of those described above.

The 12b-1 Plan was approved with respect to the Class 2 shares of each Portfolio on March 16, 2000 by the Board of Directors, including a majority of the Directors who are not "interested persons" (as defined in the 1940 Act) of the Fund and who had no direct or indirect financial interest in the operation of the 12b-1 Plan or in any agreement related to the Plan ("Qualified Directors"). The 12b-1 Plan will continue in effect until December 31 of each year, so long as such continuance is approved annually by a majority vote of both the Directors and the Qualified Directors of the Fund, cast in person at a meeting called for the purpose of voting on such approval. The 12b-1 Plans may not be amended to increase materially the amounts payable to Seligman Advisors without the approval of a majority of the outstanding voting securities of the relevant class. No material amendment to the 12b-1 Plans may be made except by a majority of both the Directors and Qualified Directors.

The 12b-1 Plans require that the Treasurer of the Fund shall provide to the Directors, and the Directors shall review, at least quarterly, a written report of the amounts expended (and purposes therefor) under the Plans. Rule 12b-1 also requires that the selection and nomination of Directors who are not "interested persons" of the Fund be made by such disinterested Directors. The 12b-1 Plans will be reviewed by the Directors annually.

                              Portfolio Managers

Other Accounts Managed by Portfolio Managers, and Compensation. For purposes of this discussion, each member of a Portfolio's portfolio team is referred to as a "portfolio manager". Set forth below, by Portfolio, for each portfolio manager is: (i) a Table A which identifies the number of accounts managed (other than the Portfolio managed by the particular portfolio manager) and the total assets in such accounts, within each of the following categories: registered investment companies, other pooled investment vehicles and other accounts; (ii) a separate Table B, as applicable, which identifies only those accounts that have an advisory fee based on the performance of the account; and
(iii) an explanation of the structure of, and method(s) used to determine, portfolio manager compensation. Unless noted otherwise, all information is provided as of December 31, 2005. For purposes of the tables, each series or portfolio of a registered investment company is treated as a separate registered investment company.

In respect of compensation to Seligman's portfolio managers, unless noted otherwise below, discretionary bonuses for the individuals noted below are subjective and based on numerous qualitative and quantitative factors. The factors, which have no pre-determined weightings and may apply differently from person to person may include, among other things, the portfolio manager's relative investment performance versus one or more competitive universes or benchmarks (as provided in the Prospectus for the Portfolio managed by such portfolio managers) for the periods noted as well as other periods; and Seligman's overall profitability and profitability attributable to the assets under management for the portfolio manager's investment team.

The structure of a portfolio manager's compensation may be modified from time to time and may reflect, among other things, changes in responsibilities or the competitive environment.

Seligman Capital Portfolio:
Table A

                     Registered Investment Other Pooled Investment
 Portfolio Manager         Companies              Vehicles         Other Accounts
 -----------------   --------------------- ----------------------- ---------------
Marion S. Schultheis   3 Registered              0 Pooled          37 Other
                       Investment                Investment        Accounts with
                       Companies with            Vehicles.         approximately
                       approximately                               $228 million
                       $1.04 billion in                            in total assets
                       total assets                                under
                       under management.                           management.

Ms. Schultheis does not manage any accounts that have an advisory fee based on the performance of the account.

Compensation:

As compensation for her responsibilities, Ms. Schultheis received a base salary and discretionary bonus for the year ended December 31, 2005. A portion of the discretionary bonus was based upon (i) the annual revenues generated from the assets under management for the portfolio manager's investment team and
(ii) the weighted-average pre-tax investment performance of such assets in the following categories versus corresponding benchmarks over a rolling three-year period as follows:

  .    Seligman's proprietary mid-cap          -   Lipper Multi-Cap Growth Average
       growth mutual funds (including
       Seligman Capital Portfolio)
  .    Seligman's proprietary large-cap        -   Lipper Large-Cap Growth Average
       growth mutual funds
  .    All other mid-cap growth accounts       -   Callan Mid-Cap Growth Universe
  .    All other large-cap growth accounts     -   Callan Large-Cap Growth Universe

Seligman Common Stock Portfolio:
Table A

                   Registered Investment Other Pooled Investment
Portfolio Manager        Companies              Vehicles         Other Accounts
-----------------  --------------------- ----------------------- ---------------

John B. Cunningham  6 Registered           0 Pooled Investment   10 Other
                    Investment             Vehicles.             Accounts
                    Companies with                               with
                    approximately                                approximately
                    $2.79 billion in                             $1.7 million
                    total assets under                           in total assets
                    management.                                  under
                                                                 management.

Michael F. McGarry  2 Registered           0 Pooled Investment   3 Other
                    Investment             Vehicles.             Accounts
                    Companies with                               with
                    approximately                                approximately
                    $2.68 billion in                             $320,000 in
                    total assets under                           total assets
                    management.                                  under
                                                                 management.

Neither Mr. Cunningham nor Mr. McGarry manage accounts that have an advisory fee based on the performance of the account.

Compensation:

For the year ended December 31, 2005, as compensation for his responsibilities, including those relating to his responsibilities as Chief Investment Officer of Seligman, Mr. Cunningham received a base salary and a bonus. The amount of Mr. Cunningham's bonus was based on (i) a guaranteed minimum bonus; (ii) a performance component based on the weighted average pre-tax performance of three other investment companies for which Mr. Cunningham serves as portfolio manager as compared to the funds constituting the Lipper Large-Cap Core Index (or an otherwise agreed upon appropriate group of funds) for 2005; and (iii) a potential discretionary component.

Mr. McGarry received a base salary and discretionary bonus for the year ended December 31, 2005.

Seligman Communications and Information Portfolio:
Table A

                       Registered Investment     Other Pooled Investment
Portfolio Manager            Companies                  Vehicles         Other Accounts
-----------------  ----------------------------- ----------------------- ---------------

Paul H. Wick       4 Registered Investment       6 Pooled Investment     3 Other
                   Companies with                Vehicles with           Accounts
                   approximately $3.91           approximately           with
                   billion in total assets under $408.5 million in       approximately
                   management.                   total assets under      $2.2 million
                                                 management.             in total assets
                                                                         under
                                                                         management.

Richard M. Parower 5 Registered Investment       9 Pooled Investment     3 Other
                   Companies with                Vehicles with           Accounts
                   approximately $3.94           approximately           with
                   billion in total assets under $447.8 million in       approximately
                   management.                   total assets under      $464,000 in
                                                 management.             total assets
                                                                         under
                                                                         management.

Reema D. Shah      5 Registered Investment       9 Pooled Investment     4 Other
                   Companies with                Vehicles with           Accounts
                   approximately $3.94           approximately           with
                   billion in total assets under $447.8 million in       approximately
                   management.                   total assets under      $611,000 in
                                                 management.             total assets
                                                                         under
                                                                         management.

Vishal Saluja      1 Registered Investment       2 Pooled Investment     3 Other
                   Companies with                Vehicles with           Accounts
                   approximately $3.45           approximately $71.1     with
                   billion in total assets under million in total assets approximately
                   management.                   under management.       $612,000 in
                                                                         total assets
                                                                         under
                                                                         management.

Ajay Diwan         4 Registered Investment       6 Pooled Investment     4 Other
                   Companies with                Vehicles with           Accounts
                   approximately $3.91           approximately           with
                   billion in total assets under $408.5 million in       approximately
                   management.                   total assets under      $304,000 in
                                                 management.             total assets
                                                                         under
                                                                         management.

Seligman Communications and Information Portfolio:
Table B

                   Registered Investment Other Pooled Investment
Portfolio Manager        Companies              Vehicles         Other Accounts
-----------------  --------------------- ----------------------- --------------

Paul H. Wick           0 Registered      4 Pooled Investment       0 Other
                       Investment        Vehicles with             Accounts.
                       Companies.        approximately
                                         $319.9 million in
                                         total assets under
                                         management.

Richard M. Parower     0 Registered      6 Pooled Investment       0 Other
                       Investment        Vehicles with             Accounts.
                       Companies.        approximately
                                         $352.3 million in
                                         total assets under
                                         management.

Reema D. Shah          0 Registered      6 Pooled Investment       0 Other
                       Investment        Vehicles with             Accounts.
                       Companies.        approximately
                                         $352.3 million in
                                         total assets under
                                         management.

Vishal Saluja          0 Registered      1 Pooled Investment       0 Other
                       Investment        Vehicles with             Accounts.
                       Companies.        approximately $13.4
                                         million in total assets
                                         under management.

Ajay Diwan             0 Registered      4 Pooled Investment       0 Other
                       Investment        Vehicles with             Accounts.
                       Companies.        approximately
                                         $319.9 million in
                                         total assets under
                                         management.

Compensation:

As compensation for their responsibilities, each of Messrs. Wick, Parower, Saluja and Diwan, and Ms. Shah received a base salary and discretionary bonus for the year ended December 31, 2005. For purposes of this discussion, each of the above-named individuals is referred to as a "portfolio manager". A portion of the discretionary bonuses is allocated from a bonus pool which is based upon
(i) the annual revenues generated from the Seligman funds and institutional accounts under management for the portfolio managers' investment team (other than those attributable to funds that invest a substantial portion of their assets in securities of private companies) and the weighted-average pre-tax investment performance of such funds and accounts versus the investment results of a group of competitor funds over a rolling three-year period (ending November 30th), and (ii) a portion of the management and performance fees generated for Seligman's privately offered hedge funds.

Seligman Global Technology Portfolio:
Table A

                   Registered Investment Other Pooled Investment
Portfolio Manager        Companies              Vehicles         Other Accounts
-----------------  --------------------- ----------------------- ---------------

Richard M. Parower  5 Registered           9 Pooled Investment   3 Other
                    Investment             Vehicles with         Accounts
                    Companies with         approximately         with
                    approximately          $447.8 million in     approximately
                    $3.99 billion in       total assets under    $464,000 in
                    total assets under     management.           total assets
                    management.                                  under
                                                                 management.

Paul H. Wick        4 Registered           6 Pooled Investment   3 Other
                    Investment             Vehicles with         Accounts
                    Companies with         approximately         with
                    approximately          $408.5 million in     approximately
                    $3.96 billion in       total assets under    $2.2 million
                    total assets under     management.           in total assets
                    management.                                  under
                                                                 management.

Reema D. Shah       5 Registered           9 Pooled Investment   4 Other
                    Investment             Vehicles with         Accounts
                    Companies with         approximately         with
                    approximately          $447.8 million in     approximately
                    $3.99 billion in       total assets under    $611,000 in
                    total assets under     management.           total assets
                    management.                                  under
                                                                 management.

Ajay Diwan          4 Registered           6 Pooled Investment   4 Other
                    Investment             Vehicles with         Accounts
                    Companies with         approximately         with
                    approximately          $408.5 million in     approximately
                    $3.96 billion in       total assets under    $304,000 in
                    total assets under     management.           total assets
                    management.                                  under
                                                                 management.

Benjamin Lu         1 Registered           2 Pooled Investment   0 Other
                    Investment             Vehicles with         Accounts.
                    Company with           approximately
                    approximately          $112.4 million in
                    $373.6 million in      total assets under
                    total assets under     management.
                    management.

Seligman Global Technology Portfolio:
Table B

                   Registered Investment Other Pooled Investment
Portfolio Manager        Companies              Vehicles         Other Accounts
-----------------  --------------------- ----------------------- --------------

Richard M. Parower     0 Registered        6 Pooled Investment     0 Other
                       Investment          Vehicles with           Accounts.
                       Companies.          approximately
                                           $352.3 million in
                                           total assets under
                                           management.

Paul H. Wick           0 Registered        4 Pooled Investment     0 Other
                       Investment          Vehicles with           Accounts.
                       Companies.          approximately
                                           $319.9 million in
                                           total assets under
                                           management.

Reema D. Shah          0 Registered        6 Pooled Investment     0 Other
                       Investment          Vehicles with           Accounts.
                       Companies.          approximately
                                           $352.3 million in
                                           total assets under
                                           management.

Ajay Diwan            0 Registered         4 Pooled Investment     0 Other Accounts.
                      Investment           Vehicles with
                      Companies.           approximately
                                           $319.9
                                           million in total assets
                                           under management.

Benjamin Lu           0 Registered         1 Pooled Investment     0 Other Accounts.
                      Investment           Vehicles with
                      Companies.           approximately $81.5
                                           million in total assets
                                           under management.

Compensation:

As compensation for their responsibilities, each of Messrs. Parower, Wick, Diwan and Lu, and Ms. Shah received a base salary and discretionary bonus for the year ended December 31, 2005. For purposes of this discussion, each of the above-named individuals is referred to as a "portfolio manager". A portion of the discretionary bonuses is allocated from a bonus pool which is based upon (i) the annual revenues generated from the Seligman funds and institutional accounts under management for the portfolio managers' investment team (other than those attributable to funds that invest a substantial portion of their assets in securities of private companies) and the weighted-average pre-tax investment performance of such funds and accounts versus the investment results of a group of competitor funds over a rolling three-year period (ending November 30/th/), and (ii) a portion of the management and performance fees generated for Seligman's privately offered hedge funds.

Seligman Large-Cap Value Portfolio:
Table A
                     Registered Investment Other Pooled Investment
 Portfolio Manager         Companies              Vehicles          Other Accounts
 -----------------   --------------------- ----------------------- -----------------

Neil T. Eigen         3 Registered         2 Pooled Investment     2,184 Other
                      Investment           Vehicles with           Accounts with
                      Companies with       approximately           approximately
                      approximately        $197.9 million in       $5.46 billion
                      $809.6 million in    total assets under      in total assets
                      total assets under   management.             under
                      management.                                  management.

Richard S. Rosen      3 Registered         2 Pooled Investment     2,185 Other
                      Investment           Vehicles with           Accounts with
                      Companies with       approximately           approximately
                      approximately        $197.9 million in       $5.43 billion
                      $809.6 million in    total assets under      in total assets
                      total assets under   management.             under
                      management.                                  management.

Seligman Large-Cap Value Portfolio:
Table B

                   Registered Investment Other Pooled Investment
 Portfolio Manager       Companies              Vehicles         Other Accounts
 ----------------- --------------------- ----------------------- --------------

 Neil T. Eigen         0 Registered        2 Pooled Investment     0 Other
                       Investment          Vehicles with           Accounts.
                       Companies.          approximately
                                           $177.1 million in
                                           total assets under
                                           management.

 Richard S. Rosen      0 Registered        2 Pooled Investment     0 Other
                       Investment          Vehicles with           Accounts.
                       Companies.          approximately
                                           $177.1 million in
                                           total assets under
                                           management.

Compensation:

As compensation for their responsibilities, each of Messrs. Eigen and Rosen received a base salary and discretionary bonus for the year ended December 31, 2005. For purposes of this discussion, each of the above-named individuals is referred to as a "portfolio manager". A portion of the discretionary bonuses is allocated from a bonus pool which is based upon (i) the annual revenues generated from the accounts under management for the portfolio managers' investment team and (ii) the weighted-average pre-tax investment performance of such accounts in the following categories versus corresponding benchmarks over a rolling two-year period (ending November 30th for mutual funds and September 30th for all other accounts) as follows:

   Seligman large cap value mutual funds     -   Lipper Large Cap Value Fund Average

   Seligman small cap value mutual funds     -   Lipper Small-Cap Value Fund Average

   Large-cap value institutional accounts    -   Callan Large-Cap Value Universe

   Small-cap value institutional accounts    -   Callan Small-Cap Value Universe

   Large-cap value wrap accounts             -   Callan Large-Cap Value Universe

   Small-cap value wrap accounts             -   Callan Small-cap Value Universe

Seligman Smaller-Cap Value Portfolio:
Table A

                  Registered Investment Other Pooled Investment
Portfolio Manager       Companies              Vehicles         Other Accounts
----------------- --------------------- ----------------------- ---------------

Neil T. Eigen      3 Registered           2 Pooled Investment   2,184 Other
                   Investment             Vehicles with         Accounts
                   Companies with         approximately         with
                   approximately          $197.9 million in     approximately
                   $579.8 million in      total assets under    $5.46 billion
                   total assets under     management.           in total assets
                   management.                                  under
                                                                management.

Richard S. Rosen   3 Registered           2 Pooled Investment   2,185 Other
                   Investment             Vehicles with         Accounts
                   Companies with         approximately         with
                   approximately          $197.9 million in     approximately
                   $579.8 million in      total assets under    $5.43 billion
                   total assets under     management.           in total assets
                   management.                                  under
                                                                management.

Seligman Smaller-Cap Value Portfolio:
Table B

                  Registered Investment Other Pooled Investment
Portfolio Manager       Companies              Vehicles         Other Accounts
----------------- --------------------- ----------------------- --------------

Neil T. Eigen         0 Registered        2 Pooled Investment     0 Other
                      Investment          Vehicles with           Accounts.
                      Companies.          approximately
                                          $177.1 million in
                                          total assets under
                                          management.

Richard S. Rosen      0 Registered        2 Pooled Investment     0 Other
                      Investment          Vehicles with           Accounts..
                      Companies.          approximately
                                          $177.1 million in
                                          total assets under
                                          management.

Compensation:

In respect of the compensation to Messrs. Eigen and Rosen for management of Seligman Smaller-Cap Value Portfolio, refer to the discussion, above, under the caption, "Other Accounts Managed by Portfolio Managers, and Compensation - Seligman Large-Cap Value Portfolio - Compensation".

Seligman International Growth Portfolio:
Table A

                   Registered Investment Other Pooled Investment
Portfolio Manager        Companies              Vehicles         Other Accounts
-----------------  --------------------- ----------------------- ---------------

Andrew S. Offit     15 Registered         16 Pooled              33 Other
                    Investment            Investment Vehicles    Accounts
                    Companies with        with approximately     with
                    approximately         $3.1 billion in total  approximately
                    $4.7 billion in       assets under           $3.4 billion in
                    total assets under    management.            total assets
                    management.                                  under
                                                                 management.

Jean-Marc Berteaux  15 Registered         16 Pooled              23 Other
                    Investment            Investment Vehicles    Accounts
                    Companies with        with approximately     with
                    approximately         $3.1 billion in total  approximately
                    $4.7 billion in       assets under           $3.4 billion in
                    total assets under    management.            total assets
                    management.                                  under
                                                                 management.

Matthew D. Hudson   15 Registered         16 Pooled              29 Other
                    Investment            Investment Vehicles    Accounts
                    Companies with        with approximately     with
                    approximately         $3.1 billion in total  approximately
                    $4.7 billion in       assets under           $3.4 billion in
                    total assets under    management.            total assets
                    management.                                  under
                                                                 management.

Seligman International Growth Portfolio:
Table B

                   Registered Investment Other Pooled Investment
Portfolio Manager        Companies              Vehicles         Other Accounts
-----------------  --------------------- ----------------------- ---------------

Andrew S. Offit        0 Registered        0 Pooled Investment   1 Other
                       Investment          Vehicles.             Accounts
                       Companies.                                with
                                                                 approximately
                                                                 $131 million
                                                                 in total assets
                                                                 under
                                                                 management.

Jean-Marc Berteaux     0 Registered        0 Pooled Investment   1 Other
                       Investment          Vehicles.             Accounts
                       Companies.                                with
                                                                 approximately
                                                                 $131 million
                                                                 in total assets
                                                                 under
                                                                 management.

Matthew D. Hudson      0 Registered        0 Pooled Investment   1 Other
                       Investment          Vehicles.             Account with
                       Companies.                                approximately
                                                                 $131 million
                                                                 in total assets
                                                                 under
                                                                 management.

Compensation:

Wellington Management pays its investment professionals out of its total revenues and other resources, including the advisory fees earned with respect to Seligman International Growth Portfolio. The following information relates to the fiscal year ended December 31, 2005. Wellington Management's compensation of the portfolio managers who are primarily responsible for the day-to-day management of Seligman International Growth Portfolio ("Investment Professionals") includes a base salary and incentive components. The base salary for Mr. Offit, a partner of Wellington Management, is determined by the Managing Partners of the firm. Mr. Offit's base salary is generally a fixed amount that may change as a result of an annual review. The base salaries for the other Investment Professionals are determined by their experience and performance in their respective roles. Base salaries for employees are reviewed annually and may be adjusted based on the recommendation of their business manager, using guidelines established by Wellington Management's Compensation Committee, which has final oversight responsibility for base salaries for employees of Wellington Management. Each Investment Professional is eligible to receive an incentive payment based on the revenues earned by Wellington Management from the Portfolio managed by the Investment Professional and generally each other portfolio managed by such Investment Professional. Each Investment Professional's incentive payment relating to the Portfolio is linked to the gross pre-tax performance of the Portfolio managed by the Investment Professional compared to the MSCI EAFE Index over one and three year periods, with an emphasis on three year results. Wellington Management applies similar incentive compensation structures (although the benchmarks or peer groups, time periods and rates may differ) to other portfolios managed by the Investment Professionals, including portfolios with performance fees. Portfolio-based incentives across all portfolios managed by an Investment Professional can, and typically do, represent a significant portion of an Investment Professional's overall compensation; incentive compensation varies significantly by individual and can vary significantly from year to year. The Investment Professionals may also be eligible for bonus payments based on their overall contribution to Wellington Management's business operations. Senior management at Wellington Management may reward individuals as it deems appropriate based on factors other than portfolio performance. Each partner of Wellington Management is eligible to participate in a partner-funded tax qualified retirement plan the contributions to which are made pursuant to an actuarial formula.

Seligman Investment Grade Fixed Income Portfolio:
Table A

                    Registered Investment Other Pooled Investment
 Portfolio Manager        Companies              Vehicles         Other Accounts
 -----------------  --------------------- ----------------------- --------------
Francis L. Mustaro*  5 Registered         1 Pooled Investment     35 Other
                     Investment           Vehicle with            Accounts
                     Companies with       approximately $3.9      with
                     approximately        million in total assets approximately
                     $368.8 million in    under management.       $435.3
                     total assets under                           million in
                     management.                                  total assets
                                                                  under
                                                                  management.

* As of March 31, 2006. Mr. Mustaro, who joined Seligman in April 2006, was not a portfolio manager of the Portfolio on December 31, 2005.

Mr. Mustaro does not manage any accounts that have an advisory fee based on the performance of the account.

Compensation:

For 2006, as compensation for his responsibilities, Mr. Mustaro is entitled to receive a base salary and fixed bonus and may also be entitled to receive a discretionary bonus.

Material Conflicts of Interest. Set forth below is an explanation of material conflicts of interest that may arise between a portfolio manager's management of the Fund's investments and investments in other accounts.

Conflicts of Interest - Seligman:

Actual or potential conflicts of interest may arise from the fact that Seligman, and the portfolio managers of the Fund have day-to-day management responsibilities with respect to accounts of clients of Seligman other than the Fund ("Other Accounts"). Seligman has policies and procedures intended to mitigate or manage the conflicts of interest described below. There is no guarantee that any such policies or procedures will detect each and every situation in which a conflict of interest arises.

Seligman may receive higher compensation with respect to Other Accounts (including accounts which are private investment funds or have performance or higher fees paid to Seligman, or in which one or more portfolio managers have direct or indirect personal interest in the receipt of such fees) than that received with respect to the Fund. This may create a potential conflict of interest for Seligman or its portfolio managers by providing an incentive to favor these Other Accounts when, for example, placing securities transactions. In addition, Seligman could be viewed as having a conflict of interest to the extent that Seligman or an affiliate has a proprietary investment in one or more Other Accounts, the portfolio managers have personal investments, directly or indirectly, in one or more Other Accounts or the Other Accounts are investment options in Seligman's employee benefit plans. Potential conflicts of interest may arise with both the aggregation and allocation of securities transactions and allocation of limited investment opportunities. Allocations of aggregated trades, particularly trade orders that were only partially completed due to limited availability, and allocation of investment opportunities generally, could raise a potential conflict of interest, as Seligman may have an incentive to allocate securities that are expected to increase in value to favored accounts. Initial public offerings, in particular, are frequently of very limited availability. Seligman may be perceived as causing accounts it manages to participate in an offering to increase Seligman's overall allocation of securities in that offering. A potential conflict of interest also may be perceived to arise if transactions in one account closely follow related transactions in a different account, such as when a purchase increases the value of securities previously purchased by another account or when a sale in one account lowers the sale price received in a sale by a second account. Because Seligman manages accounts that engage in short sales of securities of the type in which many clients may invest, Seligman could be seen as harming the performance of certain client accounts (i.e., those not engaging in short sale transactions) for the benefit of the accounts engaging in short sales if the short sales cause the market value of the securities to fall. Conversely, Seligman could be seen as benefiting those accounts that may engage in short sales through the sale of securities held by other clients to the extent that such sales reduce the cost to cover the short positions.

Seligman and its affiliates may at times give advice or take action with respect to accounts that differs from the advice given other accounts. A particular security may be bought or sold only for certain clients even though it could have been bought or sold for other clients at the same time. Likewise, a particular security may be bought for one or more clients when one or more other clients are selling the security. Simultaneous portfolio transactions in the same security by multiple clients may tend to decrease the prices received by clients for sales of such securities and increase the prices paid by clients for purchases of such securities.

Employees of Seligman, including portfolio managers, may engage in personal trading, subject to Seligman's Code of Ethics. In addition to the general conflicts noted above, personal trading by employees may create apparent or actual conflicts to the extent that one or more employees personally benefit or appear to benefit from subsequent trading by clients in similar securities.

Because portfolio managers of Seligman manage multiple client accounts, portfolio managers may devote unequal time and attention to the portfolio management of client accounts.

Conflicts of Interest - Wellington Management:

Individual investment professionals manage multiple portfolios for multiple clients. These accounts may include mutual funds, separate accounts (assets managed on behalf of institutions such as pension funds, insurance companies, foundations), bank common trust accounts, and hedge funds. Seligman International Growth Portfolio's Investment Professionals generally manage portfolios in several different investment styles. These portfolios may have investment objectives, strategies, time horizons, tax considerations and risk profiles that differ from those of Seligman International Growth Portfolio. The Investment Professionals make investment decisions for each portfolio based on the investment objectives, policies, practices, benchmarks, cash flows, tax and other relevant investment considerations applicable to that portfolio. Consequently, the Investment Professionals may purchase or sell securities, including IPOs, for one portfolio and not another portfolio, and the performance of securities purchased for one portfolio may vary from the performance of securities purchased for other portfolios. An Investment Professional or other investment professionals at Wellington Management may place transactions on behalf of other accounts that are directly or indirectly contrary to investment decisions made on behalf of Seligman International Growth Portfolio, or make investment decisions that are similar to those made for Seligman International Growth Portfolio, both of which have the potential to adversely impact Seligman International Growth Portfolio depending on market conditions. For example, an Investment Professional may purchase a security in one portfolio while appropriately selling that same security in another portfolio. In addition, some of these portfolios have fee structures, including performance fees, which are or have the potential to be higher, in some cases significantly higher, than the fees paid by Seligman International Growth Portfolio to Wellington Management. Because incentive payments paid by Wellington Management to the Investment Professionals are tied to revenues earned by Wellington Management and, where noted, to the performance achieved by the manager in each account, the incentives associated with any given portfolio may be significantly higher or lower than those associated with other accounts managed by a given Investment Professional. Finally, the Investment Professionals may hold shares or investments in the other pooled investment vehicles and/or other accounts identified above.

Wellington Management's goal is to meet its fiduciary obligation to treat all clients fairly and provide high quality investment services to all of its clients. Wellington Management has adopted and implemented policies and procedures, including brokerage and trade allocation policies and procedures, that it believes address the conflicts associated with managing multiple accounts for multiple clients. In addition, Wellington Management monitors a variety of areas, including compliance with primary fund guidelines, the allocation of IPOs, and compliance with the firm's Code of Ethics, and places additional investment restrictions on Investment Professionals who manage hedge funds and certain other accounts. Furthermore, senior investment and business personnel at Wellington Management periodically review the performance of the Investment Professionals. Although Wellington Management does not track the time an Investment Professional spends on a single portfolio, Wellington Management does periodically assess whether an Investment Professional has adequate time and resources to effectively manage the Investment Professional's various client mandates.

Securities Ownership. The Portfolios are available only to participating insurance companies to fund benefits of variable annuity and variable life insurance contracts and, in respect of Seligman Communications and Information Portfolio Class 2 shares, also to certain qualified pension and retirement plans. As such, a direct ownership of shares in the Portfolios is not available to individual investors, including the portfolio managers.

       Brokerage Allocation, Portfolio Transactions and Other Practices

Brokerage Transactions

Both Seligman and Wellington Management (with respect to the Subadvised Portfolio) will seek the most favorable price and execution in the purchase and sale of portfolio securities of each Portfolio. When two or more of the investment companies in the Seligman Group or other investment advisory clients of Seligman or Wellington Management, as the case may be, desire to buy or sell the same security at the same time, the securities purchased or sold are allocated by Seligman or Wellington Management, as the case may be, in a manner believed to be equitable. There may be possible advantages or disadvantages of such transactions with respect to price or size of positions readily obtainable or saleable.

Portfolio Transactions

Debt securities are generally traded in the over-the-counter market on a "principal basis". Trades on the over-the-counter market are normally directed by Seligman to dealers in the over-the-counter market acting as principal in accordance with applicable law.

Brokerage commissions of each Portfolio (except Seligman Cash Management Portfolio and Seligman Investment Grade Fixed Income Portfolio) for the years ended December 31, 2005, 2004 and 2003, are set forth in the following table:

                                                  Total Brokerage Commissions Paid for
                                                  Execution and Statistical Services(1)(2)
                                                  ----------------------------------------
Portfolio                                           2005          2004          2003
---------                                         --------      --------      --------
Seligman Capital Portfolio                        $ 87,778      $139,207      $ 93,071
Seligman Common Stock Portfolio                     26,694        16,356        49,108
Seligman Communications and Information Portfolio  306,724       327,479       299,046
Seligman Global Technology Portfolio                57,007        75,303       122,627
Seligman International Growth Portfolio             21,466        25,401        29,680
Seligman Large-Cap Value Portfolio                   5,065         3,007         6,453
Seligman Smaller-Cap Value Portfolio               442,205       710,934       409,570

--------
(1) Not including any spreads on principal transactions on a net basis.
(2) Changes in commissions paid from year to year result from, among other things, changes in portfolio turnover.

Commissions

For the years ended December 31, 2005, 2004 and 2003, the Fund did not execute any portfolio transactions with, and therefore did not pay any commissions to, any broker affiliated with either the Fund, Seligman, Wellington Management, or Seligman Advisors.

Brokerage Selection

Seligman and Wellington Management, in the case of the Subadvised Portfolio, select broker-dealers with the goal of obtaining "best execution". Seligman and Wellington Management will consider a full range and quality of a broker-dealer's services, such as price, market familiarity, reliability, integrity, commission rates, execution and settlement capabilities, ability to handle large orders, financial condition, technological infrastructure and operational capabilities, willingness to commit capital and the brokerage and research services provided or made available by the broker-dealer. These brokerage and research services, including supplemental investment research, analysis, and reports concerning issuers, industries, and securities, may be useful to Seligman and Wellington Management in connection with its services to clients other than the Fund. The relative weighting given to any of the criteria mentioned above depends on a variety of factors including the nature of the transaction, the market on which a particular trade is being executed and the number of broker-dealers making a market in the security to be traded. While Seligman and Wellington Management seek reasonably competitive spreads or commissions, the Portfolios do not necessarily pay the lowest possible spread or commission.

Although sales of investment company shares will not be considered in selecting broker-dealers to effect securities transactions, Seligman offers its services primarily through the broker-dealer selling networks and expects that nearly all broker-dealers that effect securities transactions for the Seligman Funds will have a relationship with

Seligman or its affiliates to distribute shares of the investment companies or other investment products offered by Seligman. Seligman and Wellington Management rank broker-dealers through an internal voting process which considers the services provided by broker-dealers excluding investment company or product sales by that broker-dealer.

In connection with any agency trades, Seligman determines the reasonableness of the commissions to be paid to a broker-dealer based upon the quality of the brokerage and research services provided, or arranged for, and as a result, may select a broker-dealer whose commission costs may be higher than another would have charged.

Seligman and Wellington Management, monitor and evaluate the performance and execution capabilities of broker-dealers through which they place orders and periodically review their policies with regard to negotiating commissions or mark-ups for the Seligman Funds in light of current market conditions, statistical studies and other available information.

Regular Broker-Dealers

During the year ended December 31, 2005, certain of the Portfolios of the Fund acquired securities of its regular brokers or dealers (as defined in Rule 10b-1 under the 1940 Act) or of their parents, as follows:

                                                                                    Value of Securities Owned
                                                     Name of Regular Broker or                 at
Portfolio                                                Dealer or Parent               December 31, 2005
---------                                        ---------------------------------- -------------------------
Seligman Common Stock Portfolio                  Citigroup, Inc., parent company of         $245,562
Seligman Investment Grade Fixed Income Portfolio Salomon Smith Barney                          5,144

Seligman Common Stock Portfolio                  Merrill Lynch & Co.,                       $ 60,957
                                                 Incorporated, parent
                                                 company of Merrill Lynch,
                                                 Pierce, Fenner & Smith
                                                 Incorporated

Seligman Common Stock Portfolio                  Bank of America Corporation                $191,061
Seligman Large-Cap Value Portfolio                                                           161,525

                      Capital Stock and Other Securities

Capital Stock

The Fund is authorized to issue, create and classify shares of capital stock in separate series without further action by shareholders. The Fund presently offers nine separate series of common stock, each of which maintains a separate investment portfolio, designated as follows: Seligman Capital Portfolio, Seligman Cash Management Portfolio, Seligman Common Stock Portfolio, Seligman Communications and Information Portfolio, Seligman Global Technology Portfolio, Seligman International Growth Portfolio, Seligman Investment Grade Fixed Income Portfolio, Seligman Large-Cap Value Portfolio and Seligman Smaller-Cap Value Portfolio. Shares of capital stock of each Portfolio have a par value of $.001 and are divided into two classes, designated as Class 1 common stock and Class 2 common stock. Each share of a Fund's Class 1 and Class 2 common stock is equal as to earnings, assets and voting privileges, except that each class bears its own separate shareholder servicing and, potentially, certain other class expenses and has exclusive voting rights with respect to any matter to which a separate vote of any class is required by the 1940 Act or applicable state law. The Series has adopted a Plan ("Multiclass Plan") pursuant to Rule 18f-3 under the 1940 Act permitting the issuance and sale of multiple classes of common stock. In accordance with the Fund's Articles of Incorporation, the Board of Directors may authorize the creation of additional classes of common stock with such characteristics as are permitted by the Multiclass Plan and Rule 18f-3. The 1940 Act requires that where more than one class exists, each class must be preferred over all other classes in respect of assets specifically allocated to such class. Shares have non-cumulative voting rights for the election of directors. Each outstanding share will be fully paid and non-assessable, and freely transferable. There are no liquidation, conversion or prescriptive rights.

In accordance with current policy of the SEC, holders of the Accounts have the right to instruct the applicable participating insurance companies as to voting of Fund shares held by such Accounts on all matters to be voted on by Fund shareholders. Such rights may change in accordance with changes in policies of the SEC. Voting rights of the participants in the Accounts of participating insurance companies are more fully set forth in the prospectuses or disclosure documents relating to those Accounts, which should be read together with each Portfolio's Prospectus. A Plan's trustees generally holds the Portfolio shares sold to a Qualified Plan. The responsibility to vote these shares varies from Plan to Plan. Generally, more detailed information regarding the voting responsibilities relating to a specific Plan's assets can be found in the Plan's disclosure documents. These documents should be read in conjunction with each Portfolio's Prospectus.

The Directors of the Fund have authority to create additional portfolios and to classify and reclassify shares of capital stock without further action by shareholders, and additional series may be created in the future. Under Maryland corporate law, the Fund is not required to hold annual meetings and it is the intention of the Fund's Directors not to do so. However, special meetings of shareholders will be held for action by shareholders as may be required by the 1940 Act, the Fund's Articles of Incorporation and By-laws, or Maryland corporate law.

Other Securities

The Fund has no authorized securities other than the above-mentioned common stock.

                  Purchase, Redemption, and Pricing of Shares

Purchase of Shares

Shares of the Fund's Portfolios are only being offered to: (1) Accounts established by participating insurance companies to fund benefits of the Contracts and (2) with respect to Class 2 shares of the Communications and Information Portfolio, Qualified Plans. The Accounts may invest in shares of the Portfolios in accordance with allocation instructions received from the owners of the Contracts. A more detailed description of such allocations rights and information on how to purchase or surrender a Contract, as well as sales charges and other expenses imposed by the Contracts on their owners, are further described in the separate prospectuses and disclosure documents issued by the participating insurance companies and accompanying each Portfolio's Prospectus. Qualified Plans may invest in shares of the Communications and Information Portfolio in accordance with applicable law and their own governing documents. Beneficiaries of such Plans are encouraged to consult their plan administrators for additional information. The Fund reserves the right to reject any order for the purchase of shares of the Fund's Portfolios.

Offering Price

The net asset value per share of each Portfolio is determined as of the close of regular trading on the New York Stock Exchange ("NYSE") (normally, 4:00 p.m. Eastern time) each day that the NYSE is open. Currently, the NYSE is closed on New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

It is the policy of Seligman Cash Management Portfolio to use its best efforts to maintain a constant per share price equal to $1.00. Instruments held by Seligman Cash Management Portfolio are valued on the basis of amortized cost. This involves valuing an instrument at its cost initially and, thereafter, assuming a constant amortization to maturity of any discount or premium, regardless of the impact of fluctuating interest rates on the market value of the instrument. While this method provides certainty in valuation, it may result in periods during which the value, as determined by amortized cost, is higher or lower than the price the Portfolio would receive if it sold the instrument.

The foregoing method of valuation is permitted by Rule 2a-7 adopted by the SEC. Under this rule, Seligman Cash Management Portfolio must maintain an average-weighted portfolio maturity of 90 days or less, purchase only instruments having remaining maturities of 397 days or less, and invest only in securities determined by the Fund's Directors to be of high quality with minimal credit risks. In accordance with the rule, the Directors have established procedures designed to stabilize, to the extent reasonably practicable, the price per share as computed for the purpose of sales and redemptions of Seligman Cash Management Portfolio at $1.00. Such procedures include review of the portfolio holdings by Seligman Cash Management Portfolio and determination as to whether the net asset value of Seligman Cash Management Portfolio, calculated by using available market quotations or market equivalents, deviates from $1.00 per share based on amortized cost. The rule also provides that the extent of any deviation between the net asset value based upon available market quotations or market equivalents, and $1.00 per share net asset value, based on amortized cost, must be examined by the Directors. In the event that a deviation of .5 of 1% or more exists between the Portfolio's $1.00 per share net asset value and the net asset value calculated by reference to market gestations, or if there is any deviation which the Board of Directors believes would result in a material dilution to shareholders or purchasers, the Board of Directors will promptly consider what action, if any, should be initiated. Any such action may include: selling portfolio instruments prior to maturity to realize capital gains or losses or to shorten average portfolio maturity; withholding dividends or paying distributions from capital or capital gains; redeeming shares in kind; or establishing a net asset value per share by using available market quotations.

Generally, portfolio securities, including open short positions, are valued at the last sale price on the securities exchange or securities market on which such securities primarily are traded. Securities traded on an over-the-counter market are valued at the last sales price on the primary exchange or market on which they are traded. Securities not listed on an exchange or security market, or securities for which there is not last sales price, are valued at the mean of the most recent bid and asked prices or by an independent pricing services based on bid prices which consider such factors as coupons, maturities, credit ratings, liquidity, specific terms and features, and the US Treasury yield curve, or are valued by Seligman based on quotations provide by primary market makers in such securities. Notwithstanding these valuation methods, certain Portfolios may adjust the value of securities in accordance with procedures adopted by the Board of Directors. Since the closing prices for securities traded on markets and exchanges outside the US may not fully reflect events that occur after the local markets close but before the close of the NYSE, the Board of Directors of the Fund has approved "fair value" procedures under which a third party pricing service on a regular basis recommends adjustments to the local closing prices of certain foreign equity securities. The adjustments are based on a statistical analysis of the historical relationships between the price movements of a security and independent variables such as US market movements, sector movements, movements in the ADR of a security (if any) and movements in country or regional exchange-traded funds or future contracts. The factors used vary with each security, depending on which factors have been most important historically.

In addition, if Seligman concludes that the most recently reported (or closing) price of a security held by a Portfolio is no longer valid or reliable, or such price is otherwise unavailable, Seligman will value such security at fair value as determined in accordance with procedures approved by the Board of Directors. This can occur in the event of, among other things, natural disasters, acts of terrorism, market disruptions, intra-day trading halts, or extreme market volatility. Short-term holdings maturing in 60 days or less are valued at amortized cost. Short-term obligations with more than 60 days remaining to maturity will be valued at current market value until the sixtieth day prior to maturity, and will then be valued on an amortized cost basis based on the value on such date unless the Board of Directors determines that this amortized cost value does not represent fair market value. Foreign currency exchange rates are also determined in accordance with procedures approved by the Board of Directors.

For purposes of determining the net asset value per share of the Portfolio all assets and liabilities initially expressed in foreign currencies will be converted into US dollars on the basis of a pricing service that takes into account the quotes provided by a number of such major banks.

Purchase or redemption requests received by participating insurance companies and Qualified Plans by the close of regular trading on the NYSE (normally, 4:00 p.m. Eastern time) are effected at the applicable Portfolio's net asset value per share calculated on the date such purchase or redemption requests are received.

Redemption in Kind

The procedures for redemption of Fund shares under ordinary circumstances are set forth in each Portfolio's Prospectus. In unusual circumstances, payment may be postponed, if: (i) the orderly liquidation of portfolio securities is prevented by the closing of, or restricted trading on, the NYSE; (ii) during periods of emergency which make the disposal by the Fund of its shares impracticable or it is not reasonably practicable for the Funds' Portfolios to fairly determine the value of the Portfolios' net assets; or (iii) such other periods as ordered by the SEC for the protection of the Fund's shareholders. It is not anticipated that shares will be redeemed for other than cash or its equivalent. However, the Fund reserves the right to pay the redemption price to the Accounts in whole or in part, by a distribution in kind from the Fund's investment portfolio, in lieu of cash, taking the securities at their value employed for determining such redemption price, and selecting the securities in such manner as the Board of Directors may deem fair and equitable. If shares are redeemed in this way, brokerage costs will ordinarily be incurred by the Accounts in converting such securities into cash. Participating Plans will also be subject to the policies and procedures set forth above.

Anti-Money Laundering

As part of the Fund's responsibility for the prevention of money laundering, you may be required by the Fund, Seligman or their respective service providers to provide additional information, including information needed to verify the source of funds used to purchase shares and your identity or the identity of any underlying beneficial owners of your shares. In the event of delay or failure by you to produce any requested information, the Fund or its service providers may refuse to accept a subscription or, to the extent permitted or required by applicable law, cause a complete redemption of your shares from a Portfolio. The Fund, by written notice to you, may suspend payment to you of any proceeds or distributions if the Fund or its service providers reasonably deem it necessary to do so in order to comply with applicable laws and regulations, including any anti-money laundering laws and regulations applicable to the Fund, the Portfolios, Seligman or their respective service providers.

Arrangements Permitting Frequent Trading of Fund Shares

The Fund has no arrangements with any person to permit frequent trading of a Portfolio's shares.

                             Taxation of the Fund

Each Portfolio of the Fund is qualified and intends to continue to qualify as a "regulated investment company" under certain provisions of the Internal Revenue Code of 1986, as amended. Under such provisions, the Fund's Portfolios will be subject to federal income tax only with respect to undistributed net investment income and net realized capital gain. Each of the Fund's Portfolios will be treated as a separate entity. Dividends on Seligman Cash Management Portfolio will be declared daily and reinvested monthly in additional full and fractional shares of Seligman Cash Management Portfolio; it is not expected that this Portfolio will realize capital gains. Dividends and capital gain distributions from each of the other Portfolios will be declared and paid annually and will be reinvested at the net asset value of such shares of the Portfolio that declared such dividend or capital gain distribution. Information regarding the tax consequences of an investment in the Fund's Portfolios is contained in the separate prospectuses or disclosure documents of the Accounts, which should be read together with this SAI.

Due to differences in tax treatment and other considerations, the interests of various Contract owners participating in a Portfolio and the interests of Plans investing in that Portfolio may conflict. The Fund's Board of Directors will monitor for the existence of any material conflicts of interest and determine what action, if any, should be taken.

At December 31, 2005, certain Portfolios had net capital loss carryforwards for federal income tax purposes which are available for offset against future taxable net capital gains. These amounts were determined after adjustments for certain differences between financial reporting and tax purposes, such as wash sale losses. Accordingly, no capital gain distributions are expected to be paid to shareholders of the Portfolios listed below until net capital gains have been realized in excess of the available capital loss carryforwards. These net capital loss carryforwards expire in various fiscal years and amounts, as follows:

   Portfolio                                         Fiscal Year   Amount
   ---------                                         ----------- -----------
   Seligman Capital Portfolio                           2009     $ 2,947,645
                                                        2010       6,635,561
                                                                 -----------
                                                        Total    $ 9,583,206
                                                                 ===========
   Seligman Common Stock Portfolio                      2010     $ 1,954,075
                                                        2011         366,561
                                                                 -----------
                                                        Total    $ 2,320,636
                                                                 ===========
   Seligman Communications and Information Portfolio    2009     $ 5,959,723
                                                        2010      19,435,297
                                                        2011       5,578,202
                                                                 -----------
                                                        Total    $30,973,222
                                                                 ===========
   Seligman Global Technology Portfolio                 2009     $ 7,093,668
                                                        2010       4,941,506
                                                        2011         108,762
                                                                 -----------
                                                        Total    $12,143,936
                                                                 ===========
   Seligman International Growth Portfolio              2009     $ 1,208,517
                                                        2010         906,868
                                                                 -----------
                                                        Total    $ 2,115,385
                                                                 -----------
   Seligman Investment Grade Fixed Income Portfolio*    2012     $     9,586
                                                        2013          65,533
                                                                 -----------
                                                        Total    $    75,119
                                                                 ===========

     Seligman Large-Cap Value Portfolio                      2010  $172,410
                                                             2011   649,837
                                                             ----- --------
                                                             Total $822,247
                                                             ===== ========

* The Seligman Investment Grade Fixed Income Portfolio elected to defer to January 1, 2006, the recognition for tax purposes of net loss of $25,967 realized on sales of investments after October 31, 2005. This post-October loss is available to offset future taxable net gains.

During the year ended December 31, 2005, certain of the Portfolios utilized previous years' capital loss carryforwards to offset current net capital gains realized, as follows:

      Portfolio                                Loss Carryforward Utilized
      ---------                                --------------------------
      Seligman Capital Portfolio                      $  1,991,430
      Common Stock Portfolio                             1,036,942
      Communications and Information Portfolio           8,248,539
      Global Technology Portfolio                        1,310,790
      International Growth Portfolio                       361,650
      Large-Cap Value Portfolio                            429,238

                                 Underwriters

Distribution of Securities

The Fund and Seligman Advisors are parties to a Distribution and Shareholder Servicing Agreement, dated March 16, 2000, under which Seligman Advisors acts as the exclusive agent for distribution of shares of the Portfolios. Seligman Advisors accepts orders for the purchase of Portfolio shares, which are offered continuously.

For the year ended December 31, 2003, Seligman Advisors earned fees of $3,116 for distributing contracts issued by variable annuity separate accounts of one insurance company and its affiliates. As of December 31, 2003, Seligman Advisors no longer receives fees from the distribution of such contracts.

Compensation

Seligman Advisors, which is an affiliated person of Seligman, which is an affiliated person of the Fund, did not receive any commissions or other compensation from the Fund during the fiscal years ended December 31, 2005 and 2004. Seligman Advisors received commissions or other compensation of $3,116 from the Fund for the year ended December 31, 2003. As of December 31, 2003, Seligman Advisors no longer receives commissions or other compensation from the Fund.

Other Payments

Seligman and Seligman Advisors may make cash and non-cash payments to banks, broker-dealers, insurance companies, financial planning firms, third party administrators and other financial intermediaries (collectively, "Financial Intermediaries"), subject to Seligman's and Seligman Advisors' respective internal policies and procedures.

Seligman Advisors provides Financial Intermediaries with sales literature and advertising materials relating to the registered investment companies advised by Seligman (the "Seligman Funds"). Seligman Advisors also shares expenses with Financial Intermediaries for costs incurred in hosting seminars for employees and clients of Financial Intermediaries, subject to Seligman Advisors' internal policies and procedures governing payments for such seminars. These seminars may take place at Seligman Advisors' headquarters or other appropriate locations and may include reimbursement of travel expenses (i.e., transportation, lodging and meals) of employees of Financial Intermediaries in connection with training and education seminars. Subject to Seligman Advisors' internal policies and procedures, Seligman Advisors may provide any or all of the following to employees of Financial Intermediaries and their guest(s):
(i) an occasional meal, a sporting event or theater ticket or other comparable entertainment; (ii) gifts of less than $100 per person per year; and/or
(iii) Seligman Advisors' promotional items of nominal value (golf balls, shirts, etc.).

In addition, Financial Intermediaries may have omnibus accounts and similar arrangements with Seligman Data Corp. ("SDC"), service agent for the Seligman Funds, other than the Fund, and may be paid by SDC for providing sub-transfer agency and other services. Such expenses paid by SDC are included in the Annual Operating Expenses set forth in the Prospectuses for those other Seligman Funds. The Fund's transfer agent does not make these payments.

Seligman and/or Seligman Advisors have revenue sharing arrangements with certain Financial Intermediaries. Payments to these Financial Intermediaries are usually structured in any of three ways or a combination thereof: (i) as a percentage of gross sales; (ii) as a percentage of net assets attributable to the Financial Intermediary; or (iii) a fixed dollar amount.

The foregoing payments (which may take the form of expense reimbursements) by Seligman, Seligman Advisors and/or SDC may be made for shareholder servicing, promotion of Seligman Funds and other services provided by Seligman, such as advisory services to managed accounts, marketing support and/or access to sales meetings, sales representatives and management representatives of the Financial Intermediaries. These payments are in addition to the 12b-1 fees and sales loads borne by shareholders, as well as the finders' fees and loads paid by Seligman Advisors, as set forth in the Prospectuses or otherwise described above. Such payments may result in, or be necessary for, the inclusion of the Seligman Funds on a sales list, including a preferred or select sales list, in various sales programs. Receipt by Financial Intermediaries of the foregoing payments or services could create an incentive for the Financial Intermediaries to offer a Seligman Fund in lieu of other mutual funds where such payments or services are not provided. Shareholders and/or Contract Owners should consult their Financial Intermediaries for further information.

                   Calculation of Yield and Performance Data

Total return and yield figures are based on each Portfolio's historical performance and are not intended to indicate future performance. Average annual total return and yield are determined in accordance with formulas specified by the SEC. From time to time, Seligman has waived its fees and/or reimbursed expenses. Absent such waivers/reimbursements, returns would have been lower. To the extent still applicable and not contractually undertaken, such waivers/reimbursements can be discontinued at any time.

The average annual total returns for each Portfolio are computed by assuming a hypothetical initial investment of $1,000 in the Portfolio, and assuming that all of the dividends and capital gain distributions paid by the Portfolio, if any, are reinvested over the relevant periods. It is then assumed that at the end of the periods represented, the entire amount is redeemed. The average annual total return is then calculated by calculating the annual rate required for the initial payment to grow to the amount which would have been received upon such redemption (i.e., the average annual compound rate of return).

The cumulative total returns for each Portfolio is computed by assuming a hypothetical initial investment of $1,000 in the Portfolio, and assuming that all of the dividends and capital gain distributions paid by the Portfolio, if any, are reinvested over the relevant period. It is then assumed that at the end of the period represented, the entire amount is redeemed. The cumulative total return is then calculated by calculating the total value of the investment at the end of the period and dividing the difference between the amount of the hypothetical initial investment at the beginning of the period and its total value at the end of the period by the amount of the hypothetical initial investment.

The annualized yield quotations in respect of Seligman Investment Grade Fixed Income Portfolio are computed by dividing the Portfolio's net investment income per share earned during the 30-day period by the offering price per share on the last day of the period. Income is computed by totaling the dividends and interest earned on all portfolio investments during the 30-day period and subtracting from that amount the total of all recurring expenses incurred during the period. The 30-day yield is then annualized on a bond-equivalent basis assuming semi-annual reinvestment and compounding of net investment income.

The annualized yield for the 30-day period ended December 31, 2005 for Class 1 shares of Seligman Investment Grade Fixed Income Portfolio was 4.56%. The average number of Class 1 shares of Seligman Investment Grade Fixed Income Portfolio was 313,539, which was the average daily number of shares outstanding during the 30-day period that were eligible to receive dividends. Yield quotations may be of limited use for comparative purposes because they do not reflect charges imposed at the Account level which, if included, would decrease the yield.

There were no Class 2 shares of Seligman Investment Grade Fixed Income Portfolio outstanding during the year ended December 31, 2005, so no yield data is presented.

Seligman reimbursed certain expenses for certain of the Portfolios during the year ended December 31, 2005. Without these reimbursements, yields and total returns would have been lower and the annualized yield for the 30-day period ended December 31, 2005 for Class 1 shares of Seligman Investment Grade Fixed Income Portfolio would have been 2.01%.

The average annual total returns for each of the Portfolio's Class 1 shares (except Seligman Cash Management Portfolio) for the one-, five- and ten-year periods ended December 31, 2005 (or for the respective shorter periods a Portfolio has been in operation) and their corresponding cumulative total returns for the ten-year periods ended December 31, 2005 or, if shorter, since inception, are presented below.

                                                    Inception     10-Year (or
                                                      Date      Since Inception) Average Annual Total Returns
                                                  (if less than    Cumulative    ----------------------------
Portfolio/Class 1                                   10 years)    Total Returns   One Year Five Years Ten Years
-----------------                                 ------------- ---------------- -------- ---------- ---------
Seligman Capital Portfolio                                           164.34%      12.49%    (1.31)%    10.21%
Seligman Common Stock Portfolio                                       69.91        2.03     (1.48)      5.44
Seligman Communications and Information Portfolio                    150.86        7.82      3.11       9.63
Seligman Global Technology Portfolio                 5/01/96         131.41        8.13     (4.00)      9.06*
Seligman International Growth Portfolio                               26.26        5.04      1.90       2.36
Seligman Investment Grade Fixed Income Portfolio                      55.94        0.95      4.54       4.54
Seligman Large-Cap Value Portfolio                   5/01/98          31.28       10.63      1.47       3.61*
Seligman Smaller-Cap Value Portfolio                 5/01/98         169.56       (3.98)    12.54      13.79*

* Since inception.

Presented below are the average annual total returns for each of the Class 2 shares of Seligman Capital Portfolio, Seligman Communications and Information Portfolio, Seligman Global Technology Portfolio and Seligman Smaller-Cap Value Portfolio for the one- and five-year periods ended December 31, 2005 and the period from the commencement of offering of Class 2 shares through December 31, 2005 and the cumulative total returns for Class 2 shares of each Portfolio since inception. There were no Class 2 shares outstanding during the periods shown with respect to the other Portfolios of the Fund, so no performance data is presented.

                                                             Cumulative
                                                            Total Returns    Average Annual Total Returns
                                                  Inception     Since     ---------------------------------
Portfolio/Class 2                                   Date      Inception   One Year Five Years Since Inception
-----------------                                 --------- ------------- -------- ---------- ---------------
Seligman Capital Portfolio                         8/30/00     (28.03)%    12.20%    (1.56)%       (5.98)%
Seligman Communications and Information Portfolio  5/01/00     (36.03)      7.52      2.84         (7.58)
Seligman Global Technology Portfolio               5/01/00     (45.34)      7.95     (4.14)       (10.10)
Seligman Smaller-Cap Value Portfolio               5/01/01      75.65      (4.13)      n/a         12.82

The average annual and cumulative total return quotations may be of limited use for comparative purposes because they do not reflect charges imposed at the Account level which, if included, would decrease average annual and cumulative total returns.

The current yield of Seligman Cash Management Portfolio is computed by determining the net change exclusive of capital changes in the value of a hypothetical pre-existing account having a balance of 1 share at the beginning of a seven-day calendar period, dividing the net change in account value by the value of the account at the beginning of the period, and multiplying the return over the seven-day period by 365/7. For purposes of the calculation, net change in account value reflects the value of additional shares purchased with dividends from the original share and dividends declared on both the original share and any such additional shares, but does not reflect realized gains or losses or unrealized appreciation or depreciation. Effective yield is computed by annualizing the seven-day return with all dividends reinvested in additional Portfolio shares.

The following are examples of the yield calculations for Class 1 shares of Seligman Cash Management Portfolio for the seven-day period ended December 31, 2005. Yield quotations may be of limited use for comparative purposes because they do not reflect charges imposed at the Account level which, if included, would decrease the yield.

There were no Class 2 shares of Seligman Cash Management Portfolio outstanding during the period shown, so no yield data is presented.

Seligman Cash Management Portfolio - Class 1 shares
---------------------------------------------------
Total dividends per share from net investment income
  (seven days ended December 31, 2005)                 $0.000466

Annualized (365 day basis)                              0.024299
Average net asset value per share                          1.000

Annualized historical net yield (seven
  days ended December 31, 2005)*                            2.43%

Effective yield (seven days ended December 31, 2005)**      2.46%

Weighted average life to maturity of investments was 12 days at December 31,
2005.
--------
* This represents the annualized average net investment income for the seven days ended December 31, 2005.
** Annualized average of net investment income for the same period with dividends reinvested.

                             Financial Statements

The Annual Report to Shareholders for the year ended December 31, 2005 for the Fund's Portfolios contains a portfolio of the investments of each Portfolio as of December 31, 2005, as well as certain other financial information as of this date. The financial statements and notes included in the Annual Report, which includes the Report of Independent Registered Public Accounting Firm thereon, are incorporated herein by reference. The Annual Report will be furnished without charge to investors who request copies of this SAI.

                              General Information

Custodians. With the exception of each of the Seligman Global Technology Portfolio and Seligman International Growth Portfolio, State Street Bank and Trust Company, 801 Pennsylvania Avenue, Kansas City, Missouri 64105, serves as custodian for the Fund, and in such capacity holds in a separate account assets received by it from or for the account of certain of the Fund's Portfolios.

JP Morgan Chase Bank, One Pierrepont Plaza, Brooklyn, New York 11201, serves as custodian for each of the Seligman Global Technology Portfolio and Seligman International Growth Portfolio, and in such capacity holds in a separate account assets received by it from or for the account of each of these Portfolios of the Fund.

Independent Registered Public Accounting Firm. Ernst & Young LLP, Independent Registered Public Accounting Firm, has been selected as auditors of the Fund. Their address is 5 Times Square, New York, New York 10036.

                                  APPENDIX A

MOODY'S INVESTORS SERVICE ("MOODY'S")
DEBT SECURITIES

Aaa: Issuers or issues rated "Aaa" demonstrate the strongest creditworthiness relative to other US municipal or tax-exempt issuers or issues.

Aa: Issuers or issues rated "Aa" demonstrate very strong creditworthiness relative to other US municipal or tax-exempt issuers or issues.

A: Issuers or issues rated "A" present above-average creditworthiness relative to other US municipal or tax-exempt issuers or issues.

Baa: Issuers or issues rated "Baa" represent average creditworthiness relative to other US municipal or tax- exempt issuers or issues.

Ba: Issuers or issues rated "Ba" demonstrate below-average creditworthiness relative to other US municipal or tax-exempt issuers or issues.

B: Issuers or issues rated "B" demonstrate weak creditworthiness relative to other US municipal or tax- exempt issuers or issues.

Caa: Issuers or issues rated "Caa" demonstrate very weak creditworthiness relative to other US municipal or tax-exempt issuers or issues.

Ca: Issuers or issues rated "Ca" demonstrate extremely weak creditworthiness relative to other US municipal or tax-exempt issuers or issues.

C: Issuers or issues rated "C" demonstrate the weakest creditworthiness relative to other US municipal or tax-exempt issuers or issues.

Note: Moody's appends numerical modifiers "1", "2", and "3" to each generic rating category from "Aa" through "Caa". The modifier "1" indicates that the issuer or obligation ranks in the higher end of its generic rating category; the modifier "2" indicates a mid-range ranking; and the modifier "3" indicates a ranking in the lower end of that generic rating category.

COMMERCIAL PAPER
Short-Term Ratings

Moody's short-term ratings are opinions of the ability of issuers to honor short-term financial obligations. Ratings may be assigned to issuers, short-term programs or to individual short-term debt instruments. Such obligations generally have an original maturity not exceeding thirteen months, unless explicitly noted. Moody's employs the following designations to indicate the relative repayment ability of rated issuers:

P-1: Issuers (or supporting institutions) rated "Prime-1" have a superior ability to repay short-term debt obligations.

P-2: Issuers (or supporting institutions) rated "Prime-2" have a strong ability to repay short-term debt obligations.

P-3: Issuers (or supporting institutions) rated "Prime-3" have an acceptable ability to repay short-term obligations.

NP: Issuers (or supporting institutions) rated "Not Prime" do not fall within any of the Prime rating categories.

Note: Canadian issuers rated P-1 or P-2 have their short-term ratings enhanced by the senior-most long-term rating of the issuer, its guarantor or support-provider.

STANDARD & POOR'S RATINGS SERVICES ("S&P")
DEBT SECURITIES

The issue ratings definitions are expressed in terms of default risk. As such, they pertain to senior obligations of an entity. Junior obligations are typically rated lower than senior obligations, to reflect the lower priority in bankruptcy, as noted above.

AAA: An obligation rated "AAA" has the highest rating assigned by S&P. The obligor's capacity to meet its financial commitment on the obligation is extremely strong.

AA: An obligation rated "AA" differs from the highest-rated obligations only to a small degree. The obligor's capacity to meet its financial commitment on the obligation is very strong.

A: An obligation rated "A" is somewhat more susceptible to the adverse effects of changes in circum-stances and economic conditions than obligations in higher-rated categories. However, the obligor's capacity to meet its financial commitment on the obligation is still strong.

BBB: An obligation rated "BBB" exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

BB, B, CCC, CC, and C: Obligations rated "BB", "B", "CCC", "CC", and "C" are regarded as having significant speculative characteristics. "B" indicates the least degree of speculation and "C" the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

BB: An obligation rated "BB" is less vulnerable to non-payment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions, which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

B: An obligation rated "B" is more vulnerable to non-payment than obligations rated "BB", but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor's capacity or willingness to meet its financial commitment on the obligation.

CCC: An obligation rated "CCC" is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

CC: An obligation rated "CC" is currently highly vulnerable to nonpayment.

C: The "C" rating may be used to cover a situation where a bankruptcy petition has been filed or similar action has been taken, but payments on this obligation are being continued.

D: An obligation rated "D" is in payment default. The "D" rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The "D" rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

Plus (+) or minus (-)

The ratings from "AA" to "CCC" may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the major rating categories.

N.R.: An issue designated "N.R." is not rated.

COMMERCIAL PAPER

A: S&P's commercial paper rating is a current assessment of the likelihood of timely payment of debt having an original maturity of no more than 365 days. Ratings are graded into several categories, ranging from "A" for the highest-quality obligations to "D" for the lowest. These categories are as follows:

A-1: This designation indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted with a plus sign (+) designation.

A-2: Capacity for timely payment on issues with this designation is satisfactory. However, the relative degree of safety is not as high as for issues designated "A-1".

A-3: Issues carrying this designation have an adequate capacity for timely payment. They are, however, more vulnerable to the adverse effects of changes in circumstances than obligations carrying the higher designations.

B: Issues rated "B" are regarded as having only speculative capacity for timely payment.

C: This rating is assigned to short-term debt obligations with a doubtful capacity for payment.

D: Debt rated "D" is in payment default. The "D" rating category is used when interest payments or principal payments are not made on the date due, even if the applicable grace period has not expired, unless S&P believes such payments will be made during such grace period.